FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Contents

Report of Independent Auditors	1

Audited Financial Statements

Balance Sheets – Statutory Basis	6
Statements of Operations – Statutory Basis	7
Statements of Changes in Capital and Surplus – Statutory Basis	8
Statements of Cash Flow – Statutory Basis	10

Notes to Financial Statements – Statutory Basis
1. Organization and Nature of Business	11
2. Basis of Presentation and Summary of Significant Accounting Policies	11
3. Accounting Changes and Correction of Errors	25
4. Fair Values of Financial Instruments	26
5. Investments	35
6. Policy and Contract Attributes	52
7. Reinsurance	68
8. Income Taxes	69
9. Capital and Surplus	76
10. Securities Lending	77
11. Retirement and Compensation Plans	78
12. Related Party Transactions	79
13. Managing General Agents and Third-Party Administrators	84
14. Commitments and Contingencies	84
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities	86
16. Subsequent Events	87

Appendix A – Listing of Affiliated Companies	88

Statutory-Basis Financial Statement Schedules	90

Report of Independent Auditors	91

Summary of Investments – Other Than Investments in Related Parties	92
Supplementary Insurance Information	93
Reinsurance	94

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New York Department of Financial Services on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023

Admitted assets
Cash, cash equivalents and short-term investments	$243	$1,247
Bonds	4,586	4,953
Preferred stocks	4	4
Common stocks	3	3
Mortgage loans on real estate	1,725	1,841
Policy loans	160	151
Securities lending reinvested collateral assets	301	321
Derivatives	21	39
Other invested assets	273	285

Total cash and invested assets	7,316	8,844

Accrued investment income	52	58
Premiums deferred and uncollected	6	8
Net deferred income tax asset	21	24
Other assets	45	14
Separate account assets	20,993	18,447

Total admitted assets	$28,433	$27,395

Liabilities and capital and surplus

Aggregate reserves for policies and contracts	$5,863	$6,173
Policy and contract claim reserves	32	37
Liability for deposit-type contracts	32	30
Transfers from separate accounts due or accrued	(65)	(65)
Asset valuation reserve	106	114
Interest maintenance reserve	—	4
Derivatives	43	59
Payable for collateral under securities loaned and other transactions	319	359
Borrowed money	—	20
Remittances and items not allocated	219	1,265
Other liabilities	60	42
Separate account liabilities	20,993	18,447

Total liabilities	27,602	26,485

Total capital and surplus	831	910

Total liabilities and capital and surplus	$28,433	$27,395

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Revenues
Premiums and annuity considerations	$5,047	$3,517	$5,185
Net investment income	310	330	333
Fee revenue and other income	254	238	250

Total revenue	5,611	4,085	5,768

Benefits and expenses
Death benefits	91	92	84
Annuity benefits	131	180	136
Accident and health benefits	72	69	58
Surrender benefits	4,867	3,902	10,801
Other benefits	14	11	9
Net increase (decrease) in reserves	(284)	(360)	(182)
Commissions	98	89	87
Net transfers to (from) separate accounts	209	(365)	(5,617)
General insurance expenses and other	175	153	144

Total benefits and expenses	5,373	3,771	5,520

Gain (loss) from operations before federal income taxes	238	314	248
Federal income tax (benefit) expense	15	24	1

Net gain (loss) from operations	223	290	247
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(87)	(100)	(179)

Net income (loss)	$136	$190	$68

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2022	$2	$684	$15	$388	$1,089
Net income (loss)	—	—	—	68	68
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(23)	(23)
Change in net deferred income tax asset	—	—	—	12	12
Change in nonadmitted assets	—	—	—	(26)	(26)
Change in reserve on account of change valuation basis	—	—	—	51	51
Change in asset valuation reserve	—	—	—	(2)	(2)
Dividends to stockholders	—	—	—	(300)	(300)
Other changes - net	—	—	(8)	(14)	(22)

Balance at December 31, 2022	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31

Balance at December 31, 2023	$2	$684	$12	$212	$910

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2023	$2	$684	$12	$212	$910
Net income (loss)	—	—	—	136	136
Change in net unrealized capital gains/losses, net of taxes	—	—	9	(26)	(17)
Change in nonadmitted assets	—	—	—	(4)	(4)
Change in asset valuation reserve	—	—	—	8	8
Return of capital	—	1	—	—	1
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	(1)	2	(4)	(3)

Balance at December 31, 2024	$2	$684	$23	$122	$831

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Operating activities
Premiums and annuity considerations	$5,048	$3,518	$5,186
Net investment income	328	333	331
Other income	253	238	251
Benefit and loss related payments	(5,180)	(4,262)	(11,090)
Net transfers from separate accounts	(209)	395	5,605
Commissions and operating expenses	(275)	(240)	(234)
Federal income taxes (paid) received	(36)	(23)	(19)

Net cash provided by (used in) operating activities	$(71)	$(41)	$30

Investing activities
Proceeds from investments sold, matured or repaid	$717	$680	$1,040
Costs of investments acquired	(330)	(408)	(925)
Net change in policy loans	(10)	(7)	(7)

Net cash provided by (used in) investing activities	$377	$265	$108

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(1)	$1	$—
Net deposits (withdrawals) on deposit-type contracts	2	1	(4)
Net change in borrowed money	(20)	—	—
Net change in payable for collateral under securities lending and other transactions	(40)	(104)	27
Other cash (applied) provided	(1,051)	1,090	1
Dividends to stockholders	(200)	(170)	(300)

Net cash provided by (used in) financing and miscellaneous activities	$(1,310)	$818	$(276)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,004)	1,042	(138)

Cash, cash equivalents and short-term investments:
Beginning of year	1,247	205	343

End of year	$243	$1,247	$205

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable annuities and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and RILA separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards may be used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company does not currently have exposure to forecasted hedge transactions.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of current federal income tax recoverable, disallowed IMR, reinsurance receivable, and accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of payable to parent, subsidiaries and affiliates, amounts withheld or retained, other policyholders’ funds, and general expenses due or accrued.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long- term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Assets held in trust for purchases of group annuities segregated by the Company for the benefit of contract holders and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities of the non-guaranteed separate accounts are carried at fair value. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $51 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, management identified and corrected an error in the Company’s prior year statutory reserves. The error resulted in an understatement of aggregate reserves for life contracts of $16, net of tax, which was corrected in accordance with SSAP No. 3. This is reflected as a correction of an error in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$91	$91	$91	$—	$—
Short-term notes receivable from affiliates	100	100	—	100	—
Bonds	3,956	4,586	261	3,692	3
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,512	1,725	—	—	1,512
Other invested assets	21	22	—	21	—
Derivative assets:
Currency swaps	12	12	—	12	—
Credit default swaps	8	4	—	8	—
Equity swaps	5	5	—	5	—
Derivative assets total	25	21	—	25	—
Policy loans	160	160	—	160	—
Securities lending reinvested collateral	265	265	265	—	—
Separate account assets	20,954	20,961	20,389	565	—

Liabilities
Investment contract liabilities	3,521	3,507	—	1	3,520
Derivative liabilities:
Interest rate swaps	32	42	—	32	—
Currency swaps	(1)	—	—	(1)	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	32	43	1	31	—
Payable for securities lending	301	301	—	301	—
Payable for derivative cash collateral	18	18	—	18	—
Separate account liabilities	20,593	20,616	—	20,288	305

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,189	$1,189	$1,189	$—	$—
Bonds	4,395	4,953	337	4,051	7
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,632	1,841	—	—	1,632
Other invested assets	22	23	—	22	—
Derivative assets:
Interest rate swaps	26	26	—	26	—
Currency swaps	9	7	—	9	—
Credit default swaps	10	6	—	10	—
Derivative assets total	45	39	—	45	—
Policy loans	151	151	—	151	—
Securities lending reinvested collateral	269	269	269	—	—
Separate account assets	18,401	18,410	17,733	668	—

Liabilities
Investment contract liabilities	3,844	3,864	—	1	3,843
Derivative liabilities:
Options	1	1	—	1	—
Interest rate swaps	27	32	—	27	—
Currency swaps	1	1	—	1	—
Credit default swaps	1	1	—	1	—
Equity swaps	23	23	—	23	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	54	59	1	53	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	321	321	—	321	—
Payable for derivative cash collateral	38	38	—	38	—
Separate account liabilities	18,102	18,102	—	17,729	373

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3

Total bonds	—	3	—	3

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	49	—	—	49

Total cash equivalents and short-term investments	49	—	—	49

Derivative assets	1	5	—	6
Other long term	—	3	—	3
Separate account assets	20,382	263	—	20,645

Total assets	$20,432	$278	$3	$20,713

Liabilities:
Derivative liabilities	$1	$6	$—	$7

Total liabilities	$1	$6	$—	$7

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	1,163	—	—	1,163

Total cash equivalents and short-term investments	1,163	—	—	1,163

Derivative assets	—	24	—	24
Other long term	—	3	—	3
Separate account assets	17,728	313	—	18,041

Total assets	$18,891	$348	$3	$19,242

Liabilities:
Derivative liabilities	$1	$25	$—	$26

Total liabilities	$1	$25	$—	$26

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Common stock	$3	$—	$—	$—	$—

Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$—	$—	$—	$(1)	$1
Common stock	3	—	—	—	—

Total	$3	$—	$—	$(1)	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$—
Common stock	—	—	—	—	3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2024
Bonds:
United States Government and agencies	$271	$—	$45	$226
State, municipal and other government	103	—	19	84
Hybrid securities	29	1	3	27
Industrial and miscellaneous	3,330	22	517	2,835
Mortgage and other asset-backed securities	853	10	79	784

Total unaffiliated bonds	4,586	33	663	3,956
Unaffiliated preferred stocks	4	—	—	4

	$4,590	$33	$663	$3,960

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$327	$7	$29	$305
State, municipal and other government	117	1	16	102
Hybrid securities	41	—	4	37
Industrial and miscellaneous	3,473	37	465	3,045
Mortgage and other asset-backed securities	995	19	108	906

Total unaffiliated bonds	4,953	64	622	4,395
Unaffiliated preferred stocks	4	—	—	4

	$4,957	$64	$622	$4,399

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024,, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2024

December 31:	Carrying Value	Fair Value

Due in one year or less	$225	$224
Due after one year through five years	531	512
Due after five years through ten years	693	629
Due after ten years	2,339	1,862

Subtotal	3,788	3,227
Mortgage and other asset-backed securities	881	812

Total	$4,669	$4,039

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$31	$8	$189	$37
State, municipal and other government	71	19	1	—
Hybrid securities	15	3	5	—
Industrial and miscellaneous	2,050	503	412	14
Mortgage and other asset-backed securities	577	78	98	1

Total bonds	2,744	611	705	52

Preferred stocks-unaffiliated	—	—	—	—
Common stocks-unaffiliated	—	—	—	—

	$2,744	$611	$705	$52

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$14	$4	$181	$25
State, municipal and other government	84	16	—	—
Hybrid securities	32	4	—	—
Industrial and miscellaneous	2,406	463	99	2
Mortgage and other asset-backed securities	718	107	56	1

Total bonds	3,254	594	336	28

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$3,254	$594	$343	$28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2024, there were $35 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

During 2023, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $6 and $3, respectively.

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

BAE2XVVX7-TA	$—	$—	$—	$—	$—	6/30/2024
78449KAD2	10	10	—	10	10	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	10	8	2	8	8	6/30/2024
12624NAJ9	2	2	—	2	2	6/30/2024
12510HAQ3	4	4	—	4	4	6/30/2024
BAE2LRKA1-TA	—	—	—	—	—	6/30/2024
64035DAE6	9	7	2	7	7	6/30/2024
22944BCX4	4	4	—	4	3	9/30/2024
BAE1PAJK6-TA	—	—	—	—	—	9/30/2024
BAE2LRKA1-TA	—	—	—	—	—	12/31/2024

			$4

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$82	$1	$110	$1
The aggregate related fair value of securities with unrealized losses	580	112	718	70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 792 and 905 securities with a carrying amount of $3,355 and $3,848, and an unrealized loss of $611 and $594. Of this portfolio, at December 31, 2024 and 2023, 97.6% and 95.6% were investment grade with associated unrealized losses of $597 and $567, respectively.

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 247 and 134 securities with a carrying amount of $756 and $367, and an unrealized loss of $52 and $28. Of this portfolio, at December 31, 2024 and 2023, 94.5% and 97.7% were investment grade with associated unrealized losses of $51 and $27, respectively.

At December 31, 2024 and 2023, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 securities with an insignificant cost and 2 securities with a cost of $3, respectively, and no unrealized losses.

During the years ended December 31, 2024 and 2023, the Company held no 5GI securities.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 5 and 3 securities as a result of a callable feature which generated investment income of $2 and $0 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$457	$371	$695

Gross realized gains	$11	$8	$11
Gross realized losses	(19)	(5)	(28)

Net realized capital gains (losses)	$(8)	$3	$(17)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $7, $5 and $28, respectively.

At December 31, 2024 and 2023, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2024, 2023 and 2022.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$916	$916
A	16	757	773
BBB	—	34	34
B	—	2	2

	$16	$1,709	$1,725

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$934	$934
A	14	822	836
BBB	—	69	69
B	—	2	2

	$14	$1,827	$1,841

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.65% and a minimum interest rate of 7.65% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 55%. During 2023, the Company issued mortgage loans with a maximum interest rate of 6.40% and a minimum interest rate of 5.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 56%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company issued no farm mortgage loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

	Farm	Commercial All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$16	$1,709	$1,725

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$538	$554

	Farm	Commercial All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$14	$1,827	$1,841

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$575	$589

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure. No mortgage loan foreclosures occurred during 2024, 2023 and 2022.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $17 and $18, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
December 31
	2024	2023

Pacific	31%	31%
South Atlantic	17	18
E. North Central	15	16
Middle Atlantic	13	13
Mountain	11	10
E. South Central	5	4
W. South Central	4	4
W. North Central	3	3
New England	1	1

Property Type Distribution
December 31
	2024	2023

Apartment	56%	54%
Industrial	21	22
Retail	14	14
Office	6	7
Medical	2	2
Agricultural	1	1

Other Invested Assets

During 2024, 2023 and 2022, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2024, the Company had ownership interests in five LIHTC investments with a carrying value of $49. The remaining years of unexpired tax credits ranged from five to eight, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to ten years. The amount of contingent equity commitments expected to be paid during the year 2025 is $0. Tax credit benefits recognized in 2024 were $0 and other tax benefits recognized in 2024 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in five LIHTC investments with a carrying value of $64. The remaining years of unexpired tax credits ranged from one to nine, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to eleven years. The amount of contingent equity commitments expected to be paid during the year 2024 is $1. Tax credits expenses recognized in 2023 were $15 and other tax benefits recognized in 2023 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has transferable state tax credits that are insignificant.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023
Fair value - positive	$30	$49
Fair value - negative	(36)	(56)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of ($2), $2 and ($1), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$(1)	$—	$—

Total options	$(1)	$—	$—

Swaps:
Interest rate	$8	$(40)	$(167)
Total return	(77)	(49)	55

Total swaps	$(69)	$(89)	$(112)

Futures - net positions	(22)	(5)	(76)

Total realized gains (losses)	$(92)	$(94)	$(188)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$9	$6	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$8	$10	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$1	$101	2.4
Credit default swaps referencing indices		—	20	36.7

Subtotal		1	121	8.1

BBB	2
Single name credit default swaps (3)		4	176	2.1
Credit default swaps referencing indices		2	143	2.2

Subtotal		6	319	2.2

BB	3
Single name credit default swaps (3)		—	10	1.5

Subtotal		—	10	1.5

Total		$7	$450	3.7

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$2	$101	3.4
Credit default swaps referencing indices		—	20	37.7

Subtotal		2	121	9.1

BBB	2
Single name credit default swaps (3)		5	214	3.0
Credit default swaps referencing indices		3	166	2.8

Subtotal		8	380	2.9

BB	3
Single name credit default swaps (3)		—	10	2.5

Subtotal		—	10	2.5

Total		$10	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $450 and $511, respectively, from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$434	$476	$8	$10
Currency swaps	147	131	12	9
Equity swaps	258	—	5	—
Interest rate swaps	—	407	—	26
Options	13	14	—	—
Derivative liabilities:
Credit default swaps	35	61	—	1
Currency swaps	7	23	1	1
Equity swaps	31	302	—	23
Interest rate futures	—	—	1	1
Interest rate swaps	282	90	32	27
Options	(26)	(43)	—	1

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$301	$—	$—	$—	$301
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	160	—	—	—	160

Total restricted assets	$467	$—	$—	$—	$467

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$321	$(20)	$—	$301	1.06%	1.06%
Subject to dollar repurchase agreements	20	(20)	—	—	0.00	0.00
FHLB capital stock	3	—	—	3	0.01	0.01
On deposit with states	3	—	—	3	0.01	0.01
Pledged as collateral not captured in other categories	149	11	—	160	0.56	0.56

Total restricted assets	$496	$(29)	$—	$467	1.64%	1.64%

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$160	$—	$—	$—	$160

Total	$160	$—	$—	$—	$160

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$149	$11	$—	$160	0.56%	0.56%

Total	$149	$11	$—	$160	0.56%	0.56%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$15	$15	0.20%	0.20%
Securities lending collateral assets	301	301	4.00	4.05
Other	3	3	0.04	0.04

Total collateral assets	$319	$319	4.24%	4.29%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$319	4.84%
2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.64%	0.65%
Securities lending collateral assets	321	321	3.56	3.59

Total collateral assets	$379	$379	4.20%	4.24%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$379	4.72%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$198	$212	$222
Common stocks	—	1	—
Mortgage loans on real estate	72	74	71
Policy loans	9	8	8
Cash, cash equivalents and short-term investments	13	7	4
Derivatives	24	25	20
Other invested assets	11	17	19

Gross investment income	327	344	344
Less: investment expenses	18	17	17

Net investment income before amortization of IMR	309	327	327
Amortization of IMR	1	3	6

Net investment income	$310	$330	$333

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$52	$58
Nonadmitted	$—	$—
Admitted	$52	$58

At December 31, 2024, the Company had insignificant cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2023, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2024	2023	2022

Bonds	$(15)	$(10)	$(24)
Common stocks	—	(1)	1
Derivatives	(92)	(94)	(188)
Other invested assets	5	1	18

Net realized capital gains (losses), before taxes	(102)	(104)	(193)
Federal income tax effect	3	(2)	(2)
Transfer from (to) interest maintenance reserve	12	6	16

Net realized capital gains (losses) on investments	$(87)	$(100)	$(179)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2024	2023	2022

Bonds	$(4)	$2	$2
Common stocks	—	(2)	—
Affiliated entities	—	—	1
Derivatives	(1)	(1)	(31)
Other invested assets	(15)	19	11

Change in unrealized capital gains (losses), before taxes	(20)	18	(17)
Taxes on unrealized capital gains (losses)	3	(4)	(6)

Change in unrealized capital gains (losses), net of tax	$(17)	$14	$(23)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		18	$		—	$	18	$	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		13	$		—	$	13	$	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		2024			2023

Prior period, as of September 30, the most recent statement filed with the NYDFS, general account capital and surplus	$		814	$		847
From prior period SAP financials:
Net positive goodwill (admitted)			—			—
EDP equipment & operating system software (admitted)			—			—
Net DTAs (admitted)			22			23
Net negative (disallowed) IMR (admitted)			8			—

Adjusted capital and surplus	$		784	$		824

The admitted net negative (disallowed) IMR represents 3.44% and 1.62% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
		2024			2023

Life insurance reserves	$		1,640	$		1,569
Annuity reserves and supplementary contracts with life contingencies			3,942			4,325
Accident and health reserves (including long term care)			281			279

Total policy reserves	$		5,863	$		6,173

Deposit-type contracts			32			30
Policy claims			32			37

Total policy reserves, deposit-type contracts and claim liabilities	$		5,927	$		6,240

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method. Indexed Universal Life Insurance issued after January 1, 2020, follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $2,526 and $4,383, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $422 and $471 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre- packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$	—	$	72	$	40	$		32
2023 and prior		41		(1)		31			9

		41	$	71	$	71			41

Active life reserve	$	252						$	255

Total accident and health reserves	$	293						$	296

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$	—	$	67	$	38	$		29
2022 and prior		40		2		30			12

		40	$	69	$	68			41

Active life reserve	$	313					$		252

Total accident and health reserves	$	353					$		293

The change in the Company’s unpaid claims reserve was ($1) and $2 for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. There were no significant drivers of the change in 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year			Incurred		Paid	Liability End of Year

Year ended December 31, 2024
2024	$	—	$	1	$	1	$	—
2023 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

Year ended December 31, 2023
2023	$	—	$	1	$	1	$	—
2022 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024				2023
	Gross		Net of Loading		Gross		Net of Loading
Life and annuity:
Ordinary renewal business	$	2	$	1	$	3	$	3

	$	2	$	1	$	3	$	3

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31 2024

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$17	$—	$17	— %
At book value less surrender charge of 5% or more		51	—	—	51	1
At fair value		—	—	4,225	4,225	84

Total with adjustment or at fair value		51	17	4,225	4,293	85
At book value without adjustment (minimal or no charge or adjustment)		487	—	—	487	10
Not subject to discretionary withdrawal provision		229	—	21	250	5

Total individual annuity reserves		767	17	4,246	5,030	100%

Less reinsurance ceded		135	—	—	135

Net individual annuities reserves	$	632	$17	$4,246	$4,895

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2024

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	786	$1	$—	$787	4%
At book value less surrender charge of 5% or more		414	—	—	414	2
At fair value		—	258	15,355	15,613	79

Total with adjustment or at fair value		1,200	259	15,355	16,814	85
At book value without adjustment (minimal or no charge or adjustment)		1,666	46	—	1,712	9
Not subject to discretionary withdrawal provision		444	—	692	1,136	6

Total group annuities reserves		3,310	305	16,047	19,662	100%

Net group annuities reserves	$	3,310	$305	$16,047	$19,662

			December 31 2024

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		13	—	—	13

Net deposit-type contracts	$	32	$—	$1	$33

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,888
Exhibit 5, Supp contracts with life contingencies section, total (net)	54
Exhibit 7, Deposit-type contracts, net balance at the end of the	32

Subtotal	3,974
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20,584
Exhibit 3, Supp contracts with life contingencies section, total	31
Other contract deposit funds	1

Subtotal	20,616

Combined total	$24,590

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$18	$—	$18	— %
At book value less surrender charge of 5% or more		43	—	—	43	1
At fair value		—	—	4,123	4,123	83

Total with adjustment or at fair value		43	18	4,123	4,184	84
At book value without adjustment (minimal or no charge or adjustment)		549	—	—	549	11
Not subject to discretionary withdrawal provision		240	—	16	256	5

Total individual annuity reserves		832	18	4,139	4,989	100%

Less reinsurance ceded		135	—	—	135

Net individual annuity reserves	$	697	$18	$4,139	$4,854

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	9	$—	$—	$9

			December 31 2023

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	776	$1	$—	$777	4%
At book value less surrender charge of 5% or more		492	—	—	492	3
At fair value		—	323	12,770	13,093	75

Total with adjustment or at fair value		1,268	324	12,770	14,362	82
At book value without adjustment (minimal or no charge or adjustment)		1,892	49	—	1,941	11
Not subject to discretionary withdrawal provision		467	—	801	1,268	7

Total group annuity reserves		3,627	373	13,571	17,571	100%

Net group annuity reserves	$	3,627	$373	$13,571	$17,571

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		14	—	—	14

Net deposit-type contracts	$	31	$—	$1	$32

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,269
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	30

Subtotal	4,355
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	18,078
Exhibit 3, Supp contracts with life contingencies section, total	23
Other contract deposit funds	1

Subtotal	18,102

Combined total	$22,457

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	681	587	721
Universal life with secondary guarantees	31	26	84
Indexed universal life with secondary guarantees	612	515	549
Other permanent cash value life insurance	—	66	82
Variable universal life	26	27	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	275
Accidental death benefits	—	—	—
Disability - active lives	—	—	1
Disability - disabled lives	—	—	8
Miscellaneous reserves	—	—	56

Total (gross)	1,350	1,222	1,833
Reinsurance ceded	176	176	192

Total (net)	$1,174	$1,046	$1,641

As of December 31, 2024, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$171	$170	$308

Total (net)	$171	$170	$308

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,575
Exhibit 5, Accidental death benefits section total (net)	—
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	8
Exhibit 5, Miscellaneous reserves section, total (net)	56

Subtotal	1,640
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	308

Subtotal	308

Combined total	$1,948

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	674	578	716
Universal life with secondary guarantees	24	25	94
Indexed universal life with secondary guarantees	525	433	476
Other permanent cash value life insurance	—	66	83
Variable universal life	25	25	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	282
Accidental death benefits	—	—	1
Disability - active lives	—	—	1
Disability - disabled lives	—	—	3
Miscellaneous reserves	—	—	55

Total (gross)	1,248	1,128	1,768
Reinsurance ceded	174	174	199

Total (net)	$1,074	$954	$1,569

As of December 31, 2023, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$150	$284

Total (net)	$150	$150	$284

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,509
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	55

Subtotal	1,569
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	284

Subtotal	284

Combined total	$1,853

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$27	$4,154	$4,181

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$—	$20,601	$20,601
Amortized cost	1	321	—	322

Total as of December 31, 2024	$1	$321	$20,601	$20,923

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$1	$18	$—	$19
At fair value	—	258	19,887	20,145
At book value without fair value adjustment and with current surrender charge of less than 5%	—	46	—	46

Subtotal	1	322	19,887	20,210
Not subject to discretionary withdrawal	—	—	714	714

Total separate account reserve liabilities at December 31, 2024	$1	$322	$20,601	$20,924

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391

Total as of December 31, 2023	$391	$17,995	$18,386

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49

Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818

Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$91	$4,347	$4,438

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$—	$15,863	$15,863
Amortized cost	491	—	491

Total as of December 31, 2022	$491	$15,863	$16,354

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$46	$—	$46
At fair value	389	15,008	15,397
At book value without fair value adjustment and with current surrender charge of less than 5%	56	—	56

Subtotal	491	15,008	15,499
Not subject to discretionary withdrawal	—	855	855

Total separate account reserve liabilities at December 31, 2022	$491	$15,863	$16,354

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,187	$2,635	$4,443
Transfers from separate accounts	3,979	(3,006)	(10,067)

Net transfers from separate accounts	208	(371)	(5,624)
Miscellaneous reconciling adjustments	1	6	7

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$209	$(365)	$(5,617)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Variable life	$138	$136
Variable universal life	171	150
Variable annuities	4,550	4,425
Group annuities	14,285	11,683
Registered market value separate accounts	608	612
Non-registered market value separate accounts	59	64
Par annuities	831	970
Registered market value annuity product - SPL	2	2
Book value separate accounts	330	386

Total separate account assets	$20,974	$18,428

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $19 and $19, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $49, $49, $51, $53 and $52, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022 and 2020, the general account of the Company had paid $1, $2, $2 and $1, respectively, toward separate account guarantees. During the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $301 and $366, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $296 and $356 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($5) and ($10), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

		Year Ended December 31
	2024		2023	2022

Direct premiums	$	5,051	$3,527	$5,196
Reinsurance assumed - non affiliates		190	189	209
Reinsurance assumed - affiliates		—	—	—
Reinsurance ceded - non affiliates		(194)	(125)	(143)
Reinsurance ceded - affiliates		—	(74)	(77)

Net premiums earned	$	5,047	$3,517	$5,185

The Company received reinsurance recoveries in the amount of $212, $238 and $253 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $89 and $85, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $1,527 and $1,644, respectively, of which $0 and $898 were ceded to affiliates, respectively.

Effective July 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $128. Consideration of $9 was paid and subsequently received from the third party. As a result, there was no net financial statement impact.

Effective April 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $121. Consideration of $23 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$99	$10	$109
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	99	10	109
Deferred Tax Assets Nonadmitted	57	—	57

Subtotal (Net Deferred Tax Assets)	42	10	52
Deferred Tax Liabilities	15	16	31

Net Admitted Deferred Tax Assets (Liabilities)	$27	$(6)	$21

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$105	$10	$115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	105	10	115
Deferred Tax Assets Nonadmitted	52	—	52

Subtotal (Net Deferred Tax Assets)	53	10	63
Deferred Tax Liabilities	20	19	39

Net Admitted Deferred Tax Assets (Liabilities)	$33	$(9)	$24

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(6)	$—	$(6)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(6)	—	(6)
Deferred Tax Assets Nonadmitted	5	—	5

Subtotal (Net Deferred Tax Assets)	(11)	—	(11)
Deferred Tax Liabilities	(5)	(3)	(8)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$3	$(3)

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$60	$67	$(7)
Investments	1	1	—
Deferred acquisition costs	32	29	3
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	4	5	(1)
Other	1	2	(1)

Subtotal	99	105	(6)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	57	52	5

Admitted ordinary deferred tax assets	42	53	(11)

Capital
Investments	10	10	—
Other	—	—	—

Subtotal	10	10	—

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	10	10	—

Admitted deferred tax assets	$52	$63	$(11)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$3	$—	$3
Policyholder reserves	12	19	(7)
Other	—	1	(1)

Subtotal	15	20	(5)
Capital
Investments	16	19	(3)
Other	—	—	—

Subtotal	16	19	(3)

Deferred tax liabilities	31	39	(8)

Net admitted deferred tax assets (liabilities)	$21	$24	$(3)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	3	21
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	3	21
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	122
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	23	7	30

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$42	$10	$52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$1	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	20	2	22
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	20	2	22
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32	7	39

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$53	$10	$63

	Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(1)	$(1)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(2)	1	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(2)	1	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(11)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(9)	—	(9)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(11)	$—	$(11)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1203%	1187%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$810	$887

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2023
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	6%	0%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$15	$24	$(9)

Subtotal	15	24	(9)
Federal income tax on net capital gains	(3)	2	(5)

Federal and foreign income taxes incurred	$12	$26	$(14)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$24	$1	$23

Subtotal	24	1	23
Federal income tax on net capital gains	2	2	—

Federal and foreign income taxes incurred	$26	$3	$23

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$12	$26	$3

Change in deferred income taxes (without tax on unrealized gains and losses)	—	(1)	(12)

Total income tax reported	$12	$25	$(9)

Income before taxes	$136	$210	$55
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$29	$44	$12

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	$(2)	$(3)	$(2)
Pre-tax items reported net of tax	—	(2)	(3)
Tax credits	(15)	(15)	(15)
Prior period tax return adjustment	3	(1)	6
Deferred tax change on other items in surplus	4	2	(7)
Other	(7)	—	(1)

Total income tax reported	$12	$25	$(9)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2022	$2
2023	—
2024	—

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2024	$2

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$—	$—	$—
Interest expense (benefit)	1	—	1

Balance at December 31, 2022	$1	$—	$1

Balance at December 31, 2023	$1	$—	$1

Balance at December 31, 2024	$1	$—	$1

9.  Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value, of which 15,067 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. New York law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On September 26, 2024, the Company paid an ordinary common stock dividend of $125 to TA Corp.

On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On March 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $14 and $12, as of December 31, 2024 and 2023, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company held special

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

surplus funds in the amount of $9 as of December 31, 2024 for admitted disallowed IMR as required under INT 23-01. As of December  31, 2023, there was no admitted disallowed IMR.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $289 and $296 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $301 and $321 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2024	2023

Open	$301	$321
Securities received	—	—

Total collateral received	$301	$321

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$36	$36	$20	$20
30 days or less	91	91	126	126
31 to 60 days	27	27	53	53
61 to 90 days	87	87	27	27
91 to 120 days	8	8	51	51
121 to 180 days	46	46	44	44
181 to 365 days	6	6	—	—

Total	301	301	321	321
Securities received	—	—	—	—

Total collateral reinvested	$301	$301	$321	$321

The Company did not have collateral for securities lending transactions that extended beyond one year from the report date for the years ended December 31, 2024 and 2023.

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $304 (fair value of $301) that are currently tradable securities that could be sold and used to pay for the $301 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $1, $1 and $1 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $1 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2024, 2023 and 2022 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, Transamerica Life Insurance Company, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $104, $102 and $100 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $50, $38 and $40 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $6, $6 and $6 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $7, $7 and $8 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred an insignificant amount of expenses under this agreement for the years ended December 31, 2024, 2023 and 2022.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2024, the Company received (paid) net interest of $1 from (to) affiliates. During 2023 and 2022, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of ($27) and $3, respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $100 as follows:

Receivable from	Amount	Transaction Date	Due By	Interest Rate	Repaid

TA Corp	$ 50	March 27, 2024	March 27, 2025	5.33%	—
TA Corp	25	April 26, 2024	April 26, 2025	5.33	—
TA Corp	25	June 25, 2024	June 25, 2025	5.30	—

At December 31, 2023, the Company had no short-term intercompany notes receivable.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 4 HR, LLC	$9
Aegon Workforce Housing Fund 2, L.P.	44
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	13
Natural Resources Alternatives Portfolio II, LLC	10
Natural Resources Alternatives Portfolio 3, LLC	43
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	7

$129

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $2 and $9, respectively.

The Company has commitments of $42 and $44, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $0 and $1, respectively.

At December 31, 2024 and 2023, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. There was no cash collateral pledged by the Company as of December 31, 2024 and 2023.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2024 and 2023, respectively, was $18 and $38.

At December 31, 2024 and 2023, securities in the amount of $7 and $6, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023
Membership Stock:
Class B	$3	$3
Total	$3	$3

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2023
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2 and an offsetting premium tax benefit of $1 at December 31, 2024 and immaterial amounts at December 31, 2023 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1 for the year ended December 31 2024 and insignificant for the years ended December 31, 2023 and 2022.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage-backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $20, which is included in borrowed money on the Balance Sheets. Those amounts include an insignificant amount of accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $20 and a fair value of $17 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2024	2023
Open	$—	$20
Securities received	—	—
Total collateral received	$—	$20

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2024 and 2023, there were no securities sold and reacquired within 30 days of the sale date with an NAIC designation of 3 or lower.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2024 through April 10, 2025.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2024. On March 27, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Financial Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$235	$227	$271

States, municipalities and political subdivisions	18	16	18

Foreign governments	89	72	89

Hybrid securities	29	27	29

All other corporate bonds	4,196	3,614	4,179

Preferred stocks	3	4	4

Total fixed maturities	4,570	3,960	4,590

Equity securities

Common stocks:

Industrial, miscellaneous and all other	3	3	3

Total equity securities	3	3	3

Mortgage loans on real estate	1,725		1,725

Policy loans	160		160

Other long-term investments	50		50

Receivable for securities	—		—

Securities lending	301		301

Cash, cash equivalents and short-term investments	243		243

Total investments	$7,052		$7,072

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $3 are held at fair value rather than amortized cost. Preferred stock of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2024

Individual life	$1,540	$—	$14	$176	$72	$178	$43

Individual health	195	3	11	78	12	48	25

Group life and health	182	1	7	63	8	47	18

Annuity	3,942	—	—	4,730	218	4,618	396
	$5,859	$4	$32	$5,047	$310	$4,891	$482

Year ended December 31, 2023

Individual life	$1,477	$—	$20	$174	$73	$234	$44

Individual health	189	4	14	74	9	57	24

Group life and health	176	2	2	54	8	(36)	15

Annuity	4,325	—	1	3,215	240	3,639	(206)
	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

Year ended December 31, 2022

Individual life	$1,359	$—	$19	$171	$67	$114	$46

Individual health	174	4	10	69	9	52	24

Group life and health	249	2	5	52	9	43	15

Annuity	4,752	—	1	4,893	248	10,697	(5,471)
	$6,534	$6	$35	$5,185	$333	$10,906	$(5,386)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2024

Life insurance in force	$25,875	$49,127	$47,711	$24,459	195%

Premiums:

Individual life	$185	$194	$185	$176	105%

Individual health	78	—	—	78	0%

Group life and health	62	—	1	63	1%

Annuity	4,726	—	4	4,730	0%
	$5,051	$194	$190	$5,047	4%

Year ended December 31, 2023

Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%

Premiums:

Individual life	$187	$199	$184	$174	106%

Individual health	74	—	—	74	0%

Group life and health	54	—	1	54	1%

Annuity	3,212	—	4	3,215	0%
	$3,527	$199	$189	$3,517	5%

Year ended December 31, 2022

Life insurance in force	$25,777	$62,724	$60,695	$23,748	256%

Premiums:

Individual life	$187	$220	$204	$171	119%

Individual health	69	—	—	69	0%

Group life and health	51	—	1	52	1%

Annuity	4,889	—	4	4,893	0%
	$5,196	$220	$209	$5,185	4%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Years Ended December 31, 2024 and 2023

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Financial Statements

Years Ended December 31, 2024 and 2023

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and

Contract Owners of TFLIC Series Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise TFLIC Series Life Account (the Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts

AB Balanced Hedged Allocation Class B Shares (1)	ProFund VP Utilities (1)

American Funds - Growth Class 2 Shares (1)	TA Aegon Bond Initial Class (1)

American Funds - Growth-Income Class 2 Shares (1)	TA Aegon Core Bond Initial Class (1)

American Funds - International Class 2 Shares (1)	TA Aegon High Yield Bond Initial Class (1)

Fidelity® VIP Contrafund® Service Class 2 (1)	TA Aegon Sustainable Equity Income Initial Class (1)

Fidelity® VIP Equity-Income Service Class 2 (1)	TA Aegon U.S. Government Securities Initial Class (1)

Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA BlackRock Government Money Market Initial Class (1)

Fidelity® VIP Index 500 Service Class 2 (1)	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class (1)

Franklin Allocation Class 4 Shares (1)	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class (1)

1

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

ProFund Access VP High Yield (1)	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Asia 30 (1)	TA BlackRock iShares Edge 40 Initial Class (1)
ProFund VP Bull (1)	TA BlackRock iShares Tactical - Balanced Initial Class (1)
ProFund VP Communication Services (1)	TA BlackRock iShares Tactical - Conservative Initial Class (1)
ProFund VP Consumer Discretionary (1)	TA BlackRock iShares Tactical - Growth Initial Class (1)
ProFund VP Emerging Markets (1)	TA BlackRock Real Estate Securities Initial Class (1)
ProFund VP Energy (1)	TA BlackRock Tactical Allocation Initial Class (1)
ProFund VP Europe 30 (1)	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class (1)
ProFund VP Falling U.S. Dollar (1)	TA Goldman Sachs Managed Risk - Conservative ETF Initial Class (1)
ProFund VP Financials (1)	TA Goldman Sachs Managed Risk - Growth ETF Initial Class (1)
ProFund VP Government Money Market (1)	TA International Focus Initial Class (1)
ProFund VP International (1)	TA Janus Balanced Initial Class (1)
ProFund VP Japan (1)	TA Janus Mid-Cap Growth Initial Class (1)
ProFund VP Materials (1)	TA JPMorgan Asset Allocation - Conservative Initial Class (1)
ProFund VP Mid-Cap (1)	TA JPMorgan Asset Allocation - Growth Initial Class (1)
ProFund VP NASDAQ-100 (1)	TA JPMorgan Asset Allocation - Moderate Initial Class (1)
ProFund VP Pharmaceuticals (1)	TA JPMorgan Asset Allocation - Moderate Growth Initial Class (1)
ProFund VP Precious Metals (1)	TA JPMorgan Enhanced Index Initial Class (1)
ProFund VP Short Emerging Markets (1)	TA JPMorgan International Moderate Growth Initial Class (1)
ProFund VP Short International (1)	TA JPMorgan Tactical Allocation Initial Class (1)
ProFund VP Short NASDAQ-100 (1)	TA Morgan Stanley Capital Growth Initial Class (1)

2

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

ProFund VP Short Small-Cap (1)	TA Morgan Stanley Global Allocation Initial Class (1)

ProFund VP Small-Cap (1)	TA Multi-Managed Balanced Initial Class (1)

ProFund VP Small-Cap Value (1)	TA Small/Mid Cap Value Initial Class (1)

ProFund VP U.S. Government Plus (1)	TA T. Rowe Price Small Cap Initial Class (1)

ProFund VP UltraNASDAQ-100 (1)	TA TSW Mid Cap Value Opportunities Initial Class (1)

ProFund VP UltraSmall-Cap (1)	TA WMC US Growth Initial Class (1)

(1) Statements of operations and changes in net assets for the year ended December 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Separate Account since 2024.

3

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Chicago, IL

April 18, 2025

4

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of TFLIC Series Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of TFLIC Series Life Account indicated in the table below as of December 31, 2023, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Hedged Allocation Class B Shares	ProFund VP Utilities
American Funds - Growth Class 2 Shares	TA Aegon Bond Initial Class
American Funds - Growth-Income Class 2 Shares	TA Aegon Core Bond Initial Class
American Funds - International Class 2 Shares	TA Aegon High Yield Bond Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Aegon Sustainable Equity Income Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA Aegon U.S. Government Securities Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA BlackRock Government Money Market Initial Class
Fidelity® VIP Index 500 Service Class 2	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
Franklin Allocation Class 4 Shares	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
ProFund Access VP High Yield	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
ProFund VP Asia 30	TA BlackRock iShares Edge 40 Initial Class
ProFund VP Bull	TA BlackRock Real Estate Securities Initial Class
ProFund VP Communication Services	TA BlackRock Tactical Allocation Initial Class
ProFund VP Consumer Discretionary	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
ProFund VP Emerging Markets	TA Goldman Sachs Managed Risk - Conservative ETF Initial Class
ProFund VP Energy	TA Goldman Sachs Managed Risk - Growth ETF Initial Class
ProFund VP Europe 30	TA International Focus Initial Class
ProFund VP Falling U.S. Dollar	TA Janus Balanced Initial Class
ProFund VP Financials	TA Janus Mid-Cap Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP International	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Japan	TA JPMorgan Asset Allocation - Moderate Initial Class

5

ProFund VP Materials	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP Mid-Cap	TA JPMorgan Enhanced Index Initial Class
ProFund VP NASDAQ-100	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Precious Metals	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short Emerging Markets	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Short International	TA Morgan Stanley Global Allocation Initial Class
ProFund VP Short NASDAQ-100	TA Multi-Managed Balanced Initial Class
ProFund VP Short Small-Cap	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Small-Cap	TA PIMCO Tactical - Conservative Initial Class
ProFund VP Small-Cap Value	TA PIMCO Tactical - Growth Initial Class
ProFund VP U.S. Government Plus	TA Small/Mid Cap Value Initial Class
ProFund VP UltraNASDAQ-100	TA T. Rowe Price Small Cap Initial Class
ProFund VP UltraSmall-Cap	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of TFLIC Series Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of TFLIC Series Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the custodian, the transfer agent, or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 19, 2024

We have served as the auditor of one or more of the subaccounts of TFLIC Series Life Account since 2014.

6

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Hedged Allocation Class B Shares	8,302.087	$82,088	$74,802	$(2)	$74,800	2,582	$24.829952	$28.985750
American Funds - Growth Class 2 Shares	30.050	2,623	3,780	1	3,781	74	50.819574	50.819574
American Funds - Growth-Income Class 2 Shares	36.445	2,067	2,492	1	2,493	72	34.403752	34.403752
American Funds - International Class 2 Shares	171.518	3,125	3,044	-	3,044	211	14.404791	14.404791
Fidelity® VIP Contrafund® Service Class 2	27,951.506	1,132,789	1,551,309	(46)	1,551,263	22,195	68.741446	72.208525
Fidelity® VIP Equity-Income Service Class 2	24,708.404	569,022	630,064	(4)	630,060	15,370	40.276499	42.308254
Fidelity® VIP Growth Opportunities Service Class 2	13,064.691	711,219	1,049,748	33	1,049,781	15,238	67.664220	71.076540
Fidelity® VIP Index 500 Service Class 2	11,655.074	5,055,352	6,541,177	(56)	6,541,121	100,706	61.705566	68.359922
Franklin Allocation Class 4 Shares	13,645.154	70,498	74,366	1	74,367	2,369	27.065480	31.595357
ProFund Access VP High Yield	2,207.455	54,314	55,032	(87)	54,945	2,444	20.433006	22.729147
ProFund VP Asia 30	13,904.346	553,478	546,024	(50)	545,974	49,288	9.690449	17.940708
ProFund VP Bull	4,302.758	254,101	251,625	(50)	251,575	5,859	40.759325	49.826162
ProFund VP Communication Services	1,456.099	50,669	73,664	(1)	73,663	3,102	22.028394	27.495731
ProFund VP Consumer Discretionary	3,463.627	235,073	256,274	13	256,287	4,522	50.716841	66.926614
ProFund VP Emerging Markets	1,273.581	39,429	38,258	1	38,259	4,151	8.366167	16.586991
ProFund VP Energy	9,817.313	425,691	401,724	(71)	401,653	32,548	11.156730	15.980423
ProFund VP Europe 30	239.276	6,025	6,133	(11)	6,122	406	12.403019	18.997201
ProFund VP Falling U.S. Dollar	1,695.332	24,671	23,446	(2)	23,444	4,642	4.740796	5.052147
ProFund VP Financials	3,968.197	188,750	210,632	(45)	210,587	8,045	23.376167	36.296285
ProFund VP Government Money Market	278,981.490	278,981	278,981	(43)	278,938	26,299	8.751972	10.784005
ProFund VP International	784.532	16,324	15,722	(10)	15,712	1,356	9.900749	15.730936
ProFund VP Japan	435.067	28,936	29,567	(31)	29,536	1,086	21.165821	31.601563
ProFund VP Materials	2,442.108	209,933	204,502	(27)	204,475	11,386	16.759365	29.880454
ProFund VP Mid-Cap	6,823.137	120,978	123,089	(7)	123,082	4,007	28.878560	41.081804
ProFund VP NASDAQ-100	71,801.355	4,018,908	4,522,049	(24)	4,522,025	43,390	97.764322	108.267036
ProFund VP Pharmaceuticals	4,675.979	160,461	148,088	2	148,090	5,618	24.392984	27.346510
ProFund VP Precious Metals	4,135.297	119,821	108,179	1	108,180	21,176	4.562375	10.505218
ProFund VP Short Emerging Markets	55.431	1,200	1,170	(7)	1,163	609	0.981394	1.909152
ProFund VP Short International	112.077	3,295	2,777	2	2,779	1,660	1.394555	2.385067
ProFund VP Short NASDAQ-100	759.636	9,496	7,255	(5)	7,250	25,274	0.206762	0.303231
ProFund VP Short Small-Cap	10.000	226	196	(4)	192	275	0.485914	0.723897
ProFund VP Small-Cap	4,918.731	183,433	182,091	1	182,092	6,536	25.542350	33.343025
ProFund VP Small-Cap Value	3,225.617	144,484	145,185	(35)	145,150	4,897	27.667229	35.659445
ProFund VP U.S. Government Plus	4,201.442	54,015	45,039	(7)	45,032	4,213	8.548228	10.787519
ProFund VP UltraNASDAQ-100	66,847.680	2,105,206	2,916,564	(71)	2,916,493	12,016	216.289449	246.915555
ProFund VP UltraSmall-Cap	29,825.399	457,478	452,153	(5)	452,148	15,775	26.828304	57.581576
ProFund VP Utilities	5,252.034	212,723	234,503	(9)	234,494	9,122	23.951865	30.179025
TA Aegon Bond Initial Class	55,000.728	549,167	521,407	-	521,407	32,787	13.794937	17.966707
TA Aegon Core Bond Initial Class	55,816.371	695,823	587,188	-	587,188	36,306	13.287701	22.162698
TA Aegon High Yield Bond Initial Class	139,338.773	1,016,219	972,585	(11)	972,574	34,704	27.091110	30.196231
TA Aegon Sustainable Equity Income Initial Class	72,560.294	1,421,107	1,517,961	(11)	1,517,950	45,358	30.017428	38.807086
TA Aegon U.S. Government Securities Initial Class	14,673.304	133,835	129,419	1	129,420	9,419	11.151438	14.785674
TA BlackRock Government Money Market Initial Class	1,409,849.650	1,409,850	1,409,850	(36)	1,409,814	121,009	9.179230	12.610565

See accompanying notes.	7

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	6,076.457	$61,510	$57,058	$(2)	$57,056	4,008	$13.381766	$16.039335
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	8,629.384	92,322	91,903	5	91,908	5,976	14.073882	16.868964
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	93,166.756	963,549	1,069,554	-	1,069,554	67,388	14.306663	17.148051
TA BlackRock iShares Edge 40 Initial Class	6,218.913	57,645	54,975	(11)	54,964	2,552	20.266256	23.262778
TA BlackRock iShares Tactical - Balanced Initial Class	27,186.236	292,423	278,115	1	278,116	15,887	15.264839	18.570019
TA BlackRock iShares Tactical - Conservative Initial Class	16,982.521	184,268	167,448	(1)	167,447	11,217	13.875850	16.880323
TA BlackRock iShares Tactical - Growth Initial Class	22,414.949	235,391	240,064	3	240,067	12,745	16.872208	20.525422
TA BlackRock Real Estate Securities Initial Class	93,255.723	1,013,832	898,985	(3)	898,982	37,475	22.411811	47.736019
TA BlackRock Tactical Allocation Initial Class	172,661.407	1,088,552	972,084	-	972,084	46,978	18.470789	21.236583
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	553.111	6,316	6,742	(45)	6,697	334	18.834116	21.867855
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-	14.743384	14.743384
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	28,520.875	294,385	331,698	(10)	331,688	13,941	22.338637	28.835292
TA International Focus Initial Class	178,154.478	1,488,129	1,446,614	(9)	1,446,605	85,621	16.590853	23.943233
TA Janus Balanced Initial Class	17,384.833	294,165	311,536	(112)	311,424	11,313	24.312100	28.345807
TA Janus Mid-Cap Growth Initial Class	442,628.606	14,004,671	14,558,055	(1)	14,558,054	256,206	46.286024	58.946760
TA JPMorgan Asset Allocation - Conservative Initial Class	84,230.694	809,785	752,180	(3)	752,177	34,711	19.554438	23.242205
TA JPMorgan Asset Allocation - Growth Initial Class	2,770,284.586	31,954,999	32,356,924	(108)	32,356,816	792,632	38.681888	41.243129
TA JPMorgan Asset Allocation - Moderate Initial Class	505,941.238	5,770,234	5,514,759	61	5,514,820	209,821	23.403776	27.689374
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	2,340,822.652	27,098,337	25,889,499	(4,875)	25,884,624	814,413	28.854938	32.814476
TA JPMorgan Enhanced Index Initial Class	33,382.001	824,139	953,724	(27)	953,697	14,085	65.214229	68.022902
TA JPMorgan International Moderate Growth Initial Class	126,398.613	1,161,828	1,154,019	(6)	1,154,013	71,225	15.024574	20.242745
TA JPMorgan Tactical Allocation Initial Class	83,964.431	1,152,773	1,047,036	(9)	1,047,027	61,917	15.964808	29.330063
TA Morgan Stanley Capital Growth Initial Class	717,974.403	5,420,308	5,758,155	-	5,758,155	71,283	79.706392	99.202918
TA Morgan Stanley Global Allocation Initial Class	34,365.087	225,690	180,417	(2)	180,415	10,111	16.453695	18.917631
TA Multi-Managed Balanced Initial Class	94,350.933	1,440,052	1,566,225	(7)	1,566,218	34,218	42.206446	47.808328
TA Small/Mid Cap Value Initial Class	298,976.302	5,864,125	5,925,710	(1)	5,925,709	89,618	54.991196	68.148372
TA T. Rowe Price Small Cap Initial Class	202,950.399	2,501,867	2,516,585	(10)	2,516,575	37,308	64.893148	68.796460
TA TSW Mid Cap Value Opportunities Initial Class	28,974.739	446,387	378,120	3	378,123	7,638	49.467460	62.215022
TA WMC US Growth Initial Class	945,268.740	30,156,353	39,758,003	(76)	39,757,927	508,020	76.671446	85.787602

See accompanying notes.	8

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	AB Balanced Hedged Allocation Class B Shares Subaccount		American Funds - Growth Class 2 Shares Subaccount		American Funds - Growth-Income Class 2 Shares Subaccount		American Funds - International Class 2 Shares Subaccount

Net Assets as of December 31, 2022:		$62,755		$1,756		$1,734		$2,202

Investment Income:
Reinvested Dividends		591		8		25		34
Investment Expense:
Mortality and Expense Risk and Administrative Charges		279		-		-		-

Net Investment Income (Loss)		312		8		25		34

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		3,389		124		105		—
Realized Gain (Loss) on Investments		(2,518)		-		27		(64)

Net Realized Capital Gains (Losses) on Investments		871		124		132		(64)
Net Change in Unrealized Appreciation (Depreciation)		4,199		583		276		385

Net Gain (Loss) on Investment		5,070		707		408		321

Net Increase (Decrease) in Net Assets Resulting from Operations		5,382		715		433		355

Increase (Decrease) in Net Assets from Contract Transactions		1,515		218		(186)		164

Total Increase (Decrease) in Net Assets		6,897		933		247		519

Net Assets as of December 31, 2023:		$69,652		$2,689		$1,981		$2,721

Investment Income:
Reinvested Dividends		1,306		11		26		37
Investment Expense:
Mortality and Expense Risk and Administrative Charges		222		-		-		-

Net Investment Income (Loss)		1,084		11		26		37

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		1,504		73		109		-
Realized Gain (Loss) on Investments		(279)		-		30		(63)

Net Realized Capital Gains (Losses) on Investments		1,225		73		139		(63)
Net Change in Unrealized Appreciation (Depreciation)		3,414		799		332		121

Net Gain (Loss) on Investment		4,639		872		471		58

Net Increase (Decrease) in Net Assets Resulting from Operations		5,723		883		497		95

Increase (Decrease) in Net Assets from Contract Transactions		(575)		209		15		228

Total Increase (Decrease) in Net Assets		5,148		1,092		512		323

Net Assets as of December 31, 2024:		$74,800		$3,781		$2,493		$3,044

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	Fidelity® VIP Contrafund® Service Class 2 Subaccount		Fidelity® VIP Equity-Income Service Class 2 Subaccount		Fidelity® VIP Growth Opportunities Service Class 2 Subaccount		Fidelity® VIP Index 500 Service Class 2 Subaccount

Net Assets as of December 31, 2022:		$897,301		$570,685		$466,297		$3,482,330

Investment Income:
Reinvested Dividends		2,814		10,278		-		52,277
Investment Expense:
Mortality and Expense Risk and Administrative Charges		7,885		4,307		4,462		29,220

Net Investment Income (Loss)		(5,071)		5,971		(4,462)		23,057

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		39,101		17,637		-		35,397
Realized Gain (Loss) on Investments		21,513		5,511		3,033		333,413

Net Realized Capital Gains (Losses) on Investments		60,614		23,148		3,033		368,810
Net Change in Unrealized Appreciation (Depreciation)		240,648		26,390		224,999		512,225

Net Gain (Loss) on Investment		301,262		49,538		228,032		881,035

Net Increase (Decrease) in Net Assets Resulting from Operations		296,191		55,509		223,570		904,092

Increase (Decrease) in Net Assets from Contract Transactions		(6,017)		(12,079)		50,407		229,054

Total Increase (Decrease) in Net Assets		290,174		43,430		273,977		1,133,146

Net Assets as of December 31, 2023:		$1,187,475		$614,115		$740,274		$4,615,476

Investment Income:
Reinvested Dividends		452		10,002		-		59,645
Investment Expense:
Mortality and Expense Risk and Administrative Charges		10,570		4,555		6,587		33,242

Net Investment Income (Loss)		(10,118)		5,447		(6,587)		26,403

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		179,454		37,538		-		3,618
Realized Gain (Loss) on Investments		19,861		11,203		15,692		391,805

Net Realized Capital Gains (Losses) on Investments		199,315		48,741		15,692		395,423
Net Change in Unrealized Appreciation (Depreciation)		192,264		27,065		273,173		671,404

Net Gain (Loss) on Investment		391,579		75,806		288,865		1,066,827

Net Increase (Decrease) in Net Assets Resulting from Operations		381,461		81,253		282,278		1,093,230

Increase (Decrease) in Net Assets from Contract Transactions		(17,673)		(65,308)		27,229		832,415

Total Increase (Decrease) in Net Assets		363,788		15,945		309,507		1,925,645

Net Assets as of December 31, 2024:		$1,551,263		$630,060		$1,049,781		$6,541,121

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	Franklin Allocation Class 4 Shares Subaccount		ProFund Access VP High Yield Subaccount		ProFund VP Asia 30 Subaccount		ProFund VP Bull Subaccount

Net Assets as of December 31, 2022:		$51,363		$49,659		$469,301		$112,648

Investment Income:
Reinvested Dividends		770		2,317		469		-
Investment Expense:
Mortality and Expense Risk and Administrative Charges		228		218		2,778		957

Net Investment Income (Loss)		542		2,099		(2,309)		(957)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		956		-		17,916		21,301
Realized Gain (Loss) on Investments		(872)		(1,267)		(108,045)		(1,144)

Net Realized Capital Gains (Losses) on Investments		84		(1,267)		(90,129)		20,157
Net Change in Unrealized Appreciation (Depreciation)		7,011		3,830		109,073		6,300

Net Gain (Loss) on Investment		7,095		2,563		18,944		26,457

Net Increase (Decrease) in Net Assets Resulting from Operations		7,637		4,662		16,635		25,500

Increase (Decrease) in Net Assets from Contract Transactions		4,069		1,685		(25,588)		(1,604)

Total Increase (Decrease) in Net Assets		11,706		6,347		(8,953)		23,896

Net Assets as of December 31, 2023:		$63,069		$56,006		$460,348		$136,544

Investment Income:
Reinvested Dividends		1,481		3,546		4,980		1,219
Investment Expense:
Mortality and Expense Risk and Administrative Charges		357		389		2,888		1,345

Net Investment Income (Loss)		1,124		3,157		2,092		(126)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		-		-		8,147
Realized Gain (Loss) on Investments		426		22		(27,120)		(556)

Net Realized Capital Gains (Losses) on Investments		426		22		(27,120)		7,591
Net Change in Unrealized Appreciation (Depreciation)		4,639		511		82,268		24,022

Net Gain (Loss) on Investment		5,065		533		55,148		31,613

Net Increase (Decrease) in Net Assets Resulting from Operations		6,189		3,690		57,240		31,487

Increase (Decrease) in Net Assets from Contract Transactions		5,109		(4,751)		28,386		83,544

Total Increase (Decrease) in Net Assets		11,298		(1,061)		85,626		115,031

Net Assets as of December 31, 2024:		$74,367		$54,945		$545,974		$251,575

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	ProFund VP Communication Services Subaccount		ProFund VP Consumer Discretionary Subaccount		ProFund VP Emerging Markets Subaccount		ProFund VP Energy Subaccount

Net Assets as of December 31, 2022:		$66,522		$180,785		$202,105		$751,560

Investment Income:
Reinvested Dividends		770		-		1,261		14,210
Investment Expense:
Mortality and Expense Risk and Administrative Charges		484		1,329		358		3,687

Net Investment Income (Loss)		286		(1,329)		903		10,523

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		9,971		-		-
Realized Gain (Loss) on Investments		(136)		(9,835)		7,210		88,889

Net Realized Capital Gains (Losses) on Investments		(136)		136		7,210		88,889
Net Change in Unrealized Appreciation (Depreciation)		21,633		57,993		9,611		(110,015)

Net Gain (Loss) on Investment		21,497		58,129		16,821		(21,126)

Net Increase (Decrease) in Net Assets Resulting from Operations		21,783		56,800		17,724		(10,603)

Increase (Decrease) in Net Assets from Contract Transactions		5,757		(3,176)		(149,399)		(245,802)

Total Increase (Decrease) in Net Assets		27,540		53,624		(131,675)		(256,405)

Net Assets as of December 31, 2023:		$94,062		$234,409		$70,430		$495,155

Investment Income:
Reinvested Dividends		-		-		2,777		9,504
Investment Expense:
Mortality and Expense Risk and Administrative Charges		586		1,366		239		2,706

Net Investment Income (Loss)		(586)		(1,366)		2,538		6,798

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		20,815		-		20,697
Realized Gain (Loss) on Investments		12,752		(5,756)		2,781		70,670

Net Realized Capital Gains (Losses) on Investments		12,752		15,059		2,781		91,367
Net Change in Unrealized Appreciation (Depreciation)		14,370		35,649		(3,858)		(64,433)

Net Gain (Loss) on Investment		27,122		50,708		(1,077)		26,934

Net Increase (Decrease) in Net Assets Resulting from Operations		26,536		49,342		1,461		33,732

Increase (Decrease) in Net Assets from Contract Transactions		(46,935)		(27,464)		(33,632)		(127,234)

Total Increase (Decrease) in Net Assets		(20,399)		21,878		(32,171)		(93,502)

Net Assets as of December 31, 2024:		$73,663		$256,287		$38,259		$401,653

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	ProFund VP Europe 30 Subaccount		ProFund VP Falling U.S. Dollar Subaccount		ProFund VP Financials Subaccount		ProFund VP Government Money Market Subaccount

Net Assets as of December 31, 2022:		$23,818		$2,688		$245,038		$240,886

Investment Income:
Reinvested Dividends		519		-		1,071		10,468
Investment Expense:
Mortality and Expense Risk and Administrative Charges		411		301		1,088		1,482

Net Investment Income (Loss)		108		(301)		(17)		8,986

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		-		9,684		-
Realized Gain (Loss) on Investments		4,670		(2,049)		245		-

Net Realized Capital Gains (Losses) on Investments		4,670		(2,049)		9,929		-
Net Change in Unrealized Appreciation (Depreciation)		2,669		306		21,105		-

Net Gain (Loss) on Investment		7,339		(1,743)		31,034		-

Net Increase (Decrease) in Net Assets Resulting from Operations		7,447		(2,044)		31,017		8,986

Increase (Decrease) in Net Assets from Contract Transactions		(5,644)		9,070		(23,617)		12,427

Total Increase (Decrease) in Net Assets		1,803		7,026		7,400		21,413

Net Assets as of December 31, 2023:		$25,621		$9,714		$252,438		$262,299

Investment Income:
Reinvested Dividends		117		171		609		9,330
Investment Expense:
Mortality and Expense Risk and Administrative Charges		143		26		1,005		1,204

Net Investment Income (Loss)		(26)		145		(396)		8,126

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		209		-		20,649		-
Realized Gain (Loss) on Investments		2,983		-		6,356		-

Net Realized Capital Gains (Losses) on Investments		3,192		-		27,005		-
Net Change in Unrealized Appreciation (Depreciation)		(1,834)		(1,305)		17,304		-

Net Gain (Loss) on Investment		1,358		(1,305)		44,309		-

Net Increase (Decrease) in Net Assets Resulting from Operations		1,332		(1,160)		43,913		8,126

Increase (Decrease) in Net Assets from Contract Transactions		(20,831)		14,890		(85,764)		8,513

Total Increase (Decrease) in Net Assets		(19,499)		13,730		(41,851)		16,639

Net Assets as of December 31, 2024:		$6,122		$23,444		$210,587		$278,938

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	ProFund VP International Subaccount		ProFund VP Japan Subaccount		ProFund VP Materials Subaccount		ProFund VP Mid-Cap Subaccount

Net Assets as of December 31, 2022:		$169,237		$157,696		$119,026		$126,966

Investment Income:
Reinvested Dividends		-		-		788		-
Investment Expense:
Mortality and Expense Risk and Administrative Charges		454		253		904		511

Net Investment Income (Loss)		(454)		(253)		(116)		(511)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		-		-		-
Realized Gain (Loss) on Investments		9,708		12,281		(1,407)		389

Net Realized Capital Gains (Losses) on Investments		9,708		12,281		(1,407)		389
Net Change in Unrealized Appreciation (Depreciation)		4,321		8,475		10,666		11,736

Net Gain (Loss) on Investment		14,029		20,756		9,259		12,125

Net Increase (Decrease) in Net Assets Resulting from Operations		13,575		20,503		9,143		11,614

Increase (Decrease) in Net Assets from Contract Transactions		(153,508)		(155,337)		78,095		26,918

Total Increase (Decrease) in Net Assets		(139,933)		(134,834)		87,238		38,532

Net Assets as of December 31, 2023:		$29,304		$22,862		$206,264		$165,498

Investment Income:
Reinvested Dividends		554		673		848		3,178
Investment Expense:
Mortality and Expense Risk and Administrative Charges		149		293		933		541

Net Investment Income (Loss)		405		380		(85)		2,637

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		3,437		152		-
Realized Gain (Loss) on Investments		(982)		(4,494)		23,406		22,456

Net Realized Capital Gains (Losses) on Investments		(982)		(1,057)		23,558		22,456
Net Change in Unrealized Appreciation (Depreciation)		(2,028)		197		(19,362)		(8,424)

Net Gain (Loss) on Investment		(3,010)		(860)		4,196		14,032

Net Increase (Decrease) in Net Assets Resulting from Operations		(2,605)		(480)		4,111		16,669

Increase (Decrease) in Net Assets from Contract Transactions		(10,987)		7,154		(5,900)		(59,085)

Total Increase (Decrease) in Net Assets		(13,592)		6,674		(1,789)		(42,416)

Net Assets as of December 31, 2024:		$15,712		$29,536		$204,475		$123,082

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	ProFund VP NASDAQ-100 Subaccount		ProFund VP Pharmaceuticals Subaccount		ProFund VP Precious Metals Subaccount		ProFund VP Short Emerging Markets Subaccount

Net Assets as of December 31, 2022:		$2,143,134		$214,655		$165,804		$43,434

Investment Income:
Reinvested Dividends		-		1,030		-		403
Investment Expense:
Mortality and Expense Risk and Administrative Charges		19,726		1,951		1,080		711

Net Investment Income (Loss)		(19,726)		(921)		(1,080)		(308)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		16,595		3,827		-		479
Realized Gain (Loss) on Investments		(258,891)		(4,786)		(27,896)		(5,458)

Net Realized Capital Gains (Losses) on Investments		(242,296)		(959)		(27,896)		(4,979)
Net Change in Unrealized Appreciation (Depreciation)		1,486,438		(12,270)		16,005		406

Net Gain (Loss) on Investment		1,244,142		(13,229)		(11,891)		(4,573)

Net Increase (Decrease) in Net Assets Resulting from Operations		1,224,416		(14,150)		(12,971)		(4,881)

Increase (Decrease) in Net Assets from Contract Transactions		381,093		(110)		16,765		(35,652)

Total Increase (Decrease) in Net Assets		1,605,509		(14,260)		3,794		(40,533)

Net Assets as of December 31, 2023:		$3,748,643		$200,395		$169,598		$2,901

Investment Income:
Reinvested Dividends		15,978		-		5,603		172
Investment Expense:
Mortality and Expense Risk and Administrative Charges		21,804		1,596		993		87

Net Investment Income (Loss)		(5,826)		(1,596)		4,610		85

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		471,409		17,472		-		-
Realized Gain (Loss) on Investments		328,342		(12,645)		(32,806)		6,907

Net Realized Capital Gains (Losses) on Investments		799,751		4,827		(32,806)		6,907
Net Change in Unrealized Appreciation (Depreciation)		35,007		1,528		18,641		155

Net Gain (Loss) on Investment		834,758		6,355		(14,165)		7,062

Net Increase (Decrease) in Net Assets Resulting from Operations		828,932		4,759		(9,555)		7,147

Increase (Decrease) in Net Assets from Contract Transactions		(55,550)		(57,064)		(51,863)		(8,885)

Total Increase (Decrease) in Net Assets		773,382		(52,305)		(61,418)		(1,738)

Net Assets as of December 31, 2024:		$4,522,025		$148,090		$108,180		$1,163

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount

Net Assets as of December 31, 2022:	$2,462	$156,478	$45,628	$127,640

Investment Income:
Reinvested Dividends	53	-	354	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	33	953	562	631

Net Investment Income (Loss)	20	(953)	(208)	(631)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	360	7,084	-
Realized Gain (Loss) on Investments	(158)	(29,510)	(10,759)	(781)

Net Realized Capital Gains (Losses) on Investments	(158)	(29,150)	(3,675)	(781)
Net Change in Unrealized Appreciation (Depreciation)	(195)	(38,392)	(21,984)	20,368

Net Gain (Loss) on Investment	(353)	(67,542)	(25,659)	19,587

Net Increase (Decrease) in Net Assets Resulting from Operations	(333)	(68,495)	(25,867)	18,956

Increase (Decrease) in Net Assets from Contract Transactions	556	79,225	338,379	94,949

Total Increase (Decrease) in Net Assets	223	10,730	312,512	113,905

Net Assets as of December 31, 2023:	$2,685	$167,208	$358,140	$241,545

Investment Income:
Reinvested Dividends	99	12,677	8,361	2,219
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28	813	505	963

Net Investment Income (Loss)	71	11,864	7,856	1,256

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(22)	(68,205)	(37,248)	24,022

Net Realized Capital Gains (Losses) on Investments	(22)	(68,205)	(37,248)	24,022
Net Change in Unrealized Appreciation (Depreciation)	17	26,382	21,403	(15,743)

Net Gain (Loss) on Investment	(5)	(41,823)	(15,845)	8,279

Net Increase (Decrease) in Net Assets Resulting from Operations	66	(29,959)	(7,989)	9,535

Increase (Decrease) in Net Assets from Contract Transactions	28	(129,999)	(349,959)	(68,988)

Total Increase (Decrease) in Net Assets	94	(159,958)	(357,948)	(59,453)

Net Assets as of December 31, 2024:	$2,779	$7,250	$192	$182,092

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	ProFund VP Small-Cap Value Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraNASDAQ-100 Subaccount	ProFund VP UltraSmall-Cap Subaccount

Net Assets as of December 31, 2022:	$113,324	$40,485	$1,235,118	$354,639

Investment Income:
Reinvested Dividends	17	1,875	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	575	229	9,183	1,627

Net Investment Income (Loss)	(558)	1,646	(9,183)	(1,627)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,323	-	-	-
Realized Gain (Loss) on Investments	(5,114)	(1,635)	120,846	37,564

Net Realized Capital Gains (Losses) on Investments	(791)	(1,635)	120,846	37,564
Net Change in Unrealized Appreciation (Depreciation)	12,828	(124)	1,106,468	106,288

Net Gain (Loss) on Investment	12,037	(1,759)	1,227,314	143,852

Net Increase (Decrease) in Net Assets Resulting from Operations	11,479	(113)	1,218,131	142,225

Increase (Decrease) in Net Assets from Contract Transactions	67,153	80,504	(293,617)	(70,234)

Total Increase (Decrease) in Net Assets	78,632	80,391	924,514	71,991

Net Assets as of December 31, 2023:	$191,956	$120,876	$2,159,632	$426,630

Investment Income:
Reinvested Dividends	363	2,025	9,231	1,647
Investment Expense:
Mortality and Expense Risk and Administrative Charges	510	264	12,922	1,521

Net Investment Income (Loss)	(147)	1,761	(3,691)	126

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	590	-	-	-
Realized Gain (Loss) on Investments	6,877	(28,550)	825,922	29,270

Net Realized Capital Gains (Losses) on Investments	7,467	(28,550)	825,922	29,270
Net Change in Unrealized Appreciation (Depreciation)	(6,481)	13,060	133,223	(44,910)

Net Gain (Loss) on Investment	986	(15,490)	959,145	(15,640)

Net Increase (Decrease) in Net Assets Resulting from Operations	839	(13,729)	955,454	(15,514)

Increase (Decrease) in Net Assets from Contract Transactions	(47,645)	(62,115)	(198,593)	41,032

Total Increase (Decrease) in Net Assets	(46,806)	(75,844)	756,861	25,518

Net Assets as of December 31, 2024:	$145,150	$45,032	$2,916,493	$452,148

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	ProFund VP Utilities Subaccount	TA Aegon Bond Initial Class Subaccount	TA Aegon Core Bond Initial Class Subaccount	TA Aegon High Yield Bond Initial Class Subaccount

Net Assets as of December 31, 2022:	$240,238	$527,216	$596,967	$836,863

Investment Income:
Reinvested Dividends	1,933	3,577	16,799	39,427
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,128	3,703	4,566	5,520

Net Investment Income (Loss)	805	(126)	12,233	33,907

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(15,073)	(28,748)	(16,934)	(12,316)

Net Realized Capital Gains (Losses) on Investments	(15,073)	(28,748)	(16,934)	(12,316)
Net Change in Unrealized Appreciation (Depreciation)	(4,814)	56,738	33,218	63,574

Net Gain (Loss) on Investment	(19,887)	27,990	16,284	51,258

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,082)	27,864	28,517	85,165

Increase (Decrease) in Net Assets from Contract Transactions	(83,658)	(153,907)	(31,274)	(23,458)

Total Increase (Decrease) in Net Assets	(102,740)	(126,043)	(2,757)	61,707

Net Assets as of December 31, 2023:	$137,498	$401,173	$594,210	$898,570

Investment Income:
Reinvested Dividends	3,503	23,578	33,114	45,918
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,114	3,562	4,530	5,637

Net Investment Income (Loss)	2,389	20,016	28,584	40,281

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	6,460	100	(12,308)	(6,037)

Net Realized Capital Gains (Losses) on Investments	6,460	100	(12,308)	(6,037)
Net Change in Unrealized Appreciation (Depreciation)	36,073	(16,931)	(12,442)	25,116

Net Gain (Loss) on Investment	42,533	(16,831)	(24,750)	19,079

Net Increase (Decrease) in Net Assets Resulting from Operations	44,922	3,185	3,834	59,360

Increase (Decrease) in Net Assets from Contract Transactions	52,074	117,049	(10,856)	14,644

Total Increase (Decrease) in Net Assets	96,996	120,234	(7,022)	74,004

Net Assets as of December 31, 2024:	$234,494	$521,407	$587,188	$972,574

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA Aegon Sustainable Equity Income Initial Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA BlackRock Government Money Market Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class Subaccount

Net Assets as of December 31, 2022:	$1,329,167	$31,569	$828,294	$49,178

Investment Income:
Reinvested Dividends	29,989	580	40,752	912
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,083	347	5,029	518

Net Investment Income (Loss)	20,906	233	35,723	394

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(64,978)	(572)	-	(1,240)

Net Realized Capital Gains (Losses) on Investments	(64,978)	(572)	-	(1,240)
Net Change in Unrealized Appreciation (Depreciation)	108,518	7,256	-	5,336

Net Gain (Loss) on Investment	43,540	6,684	-	4,096

Net Increase (Decrease) in Net Assets Resulting from Operations	64,446	6,917	35,723	4,490

Increase (Decrease) in Net Assets from Contract Transactions	(126,998)	89,057	220,846	557

Total Increase (Decrease) in Net Assets	(62,552)	95,974	256,569	5,047

Net Assets as of December 31, 2023:	$1,266,615	$127,543	$1,084,863	$54,225

Investment Income:
Reinvested Dividends	29,958	4,811	63,217	1,405
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,436	938	7,516	558

Net Investment Income (Loss)	19,522	3,873	55,701	847

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	20,483	(539)	-	(497)

Net Realized Capital Gains (Losses) on Investments	20,483	(539)	-	(497)
Net Change in Unrealized Appreciation (Depreciation)	171,362	(3,823)	-	2,664

Net Gain (Loss) on Investment	191,845	(4,362)	-	2,167

Net Increase (Decrease) in Net Assets Resulting from Operations	211,367	(489)	55,701	3,014

Increase (Decrease) in Net Assets from Contract Transactions	39,968	2,366	269,250	(183)

Total Increase (Decrease) in Net Assets	251,335	1,877	324,951	2,831

Net Assets as of December 31, 2024:	$1,517,950	$129,420	$1,409,814	$57,056

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class Subaccount	TA BlackRock iShares Edge 40 Initial Class Subaccount	TA BlackRock iShares Tactical - Balanced Initial Class Subaccount

Net Assets as of December 31, 2022:	$73,539	$876,584	$38,746	$212,316

Investment Income:
Reinvested Dividends	1,401	15,260	1,006	3,087
Investment Expense:
Mortality and Expense Risk and Administrative Charges	555	6,115	145	1,189

Net Investment Income (Loss)	846	9,145	861	1,898

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	684	-
Realized Gain (Loss) on Investments	(3,122)	(35,978)	(463)	(12,370)

Net Realized Capital Gains (Losses) on Investments	(3,122)	(35,978)	221	(12,370)
Net Change in Unrealized Appreciation (Depreciation)	11,495	168,575	2,709	33,238

Net Gain (Loss) on Investment	8,373	132,597	2,930	20,868

Net Increase (Decrease) in Net Assets Resulting from Operations	9,219	141,742	3,791	22,766

Increase (Decrease) in Net Assets from Contract Transactions	(13,111)	(73,846)	4,506	9,417

Total Increase (Decrease) in Net Assets	(3,892)	67,896	8,297	32,183

Net Assets as of December 31, 2023:	$69,647	$944,480	$47,043	$244,499

Investment Income:
Reinvested Dividends	1,858	18,599	1,403	9,139
Investment Expense:
Mortality and Expense Risk and Administrative Charges	693	6,650	175	1,184

Net Investment Income (Loss)	1,165	11,949	1,228	7,955

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	782	-
Realized Gain (Loss) on Investments	(912)	8,281	(550)	(5,620)

Net Realized Capital Gains (Losses) on Investments	(912)	8,281	232	(5,620)
Net Change in Unrealized Appreciation (Depreciation)	6,788	93,821	1,544	16,481

Net Gain (Loss) on Investment	5,876	102,102	1,776	10,861

Net Increase (Decrease) in Net Assets Resulting from Operations	7,041	114,051	3,004	18,816

Increase (Decrease) in Net Assets from Contract Transactions	15,220	11,023	4,917	14,801

Total Increase (Decrease) in Net Assets	22,261	125,074	7,921	33,617

Net Assets as of December 31, 2024:	$91,908	$1,069,554	$54,964	$278,116

See Accompanying Notes. (1) See Footnote 1	20

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA BlackRock iShares Tactical - Conservative Initial Class Subaccount	TA BlackRock iShares Tactical - Growth Initial Class Subaccount	TA BlackRock Real Estate Securities Initial Class Subaccount	TA BlackRock Tactical Allocation Initial Class Subaccount

Net Assets as of December 31, 2022:	$189,501	$352,188	$804,850	$746,363

Investment Income:
Reinvested Dividends	2,429	3,847	50,045	52,723
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,517	2,420	4,713	4,743

Net Investment Income (Loss)	912	1,427	45,332	47,980

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	70,000
Realized Gain (Loss) on Investments	(18,297)	(30,175)	(12,328)	(57,435)

Net Realized Capital Gains (Losses) on Investments	(18,297)	(30,175)	(12,328)	12,565
Net Change in Unrealized Appreciation (Depreciation)	27,925	71,041	71,358	49,837

Net Gain (Loss) on Investment	9,628	40,866	59,030	62,402

Net Increase (Decrease) in Net Assets Resulting from Operations	10,540	42,293	104,362	110,382

Increase (Decrease) in Net Assets from Contract Transactions	(31,532)	(65,197)	21,623	15,479

Total Increase (Decrease) in Net Assets	(20,992)	(22,904)	125,985	125,861

Net Assets as of December 31, 2023:	$168,509	$329,284	$930,835	$872,224

Investment Income:
Reinvested Dividends	6,496	8,470	19,580	43,630
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,654	1,681	5,057	5,116

Net Investment Income (Loss)	4,842	6,789	14,523	38,514

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(1,560)	(28,551)	(22,325)	(58,275)

Net Realized Capital Gains (Losses) on Investments	(1,560)	(28,551)	(22,325)	(58,275)
Net Change in Unrealized Appreciation (Depreciation)	5,710	45,097	13,694	124,620

Net Gain (Loss) on Investment	4,150	16,546	(8,631)	66,345

Net Increase (Decrease) in Net Assets Resulting from Operations	8,992	23,335	5,892	104,859

Increase (Decrease) in Net Assets from Contract Transactions	(10,054)	(112,552)	(37,745)	(4,999)

Total Increase (Decrease) in Net Assets	(1,062)	(89,217)	(31,853)	99,860

Net Assets as of December 31, 2024:	$167,447	$240,067	$898,982	$972,084

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA Goldman Sachs Managed Risk - Balanced ETF Initial Class Subaccount	TA Goldman Sachs Managed Risk - Conservative ETF Initial Class Subaccount	TA Goldman Sachs Managed Risk - Growth ETF Initial Class Subaccount	TA International Focus Initial Class Subaccount

Net Assets as of December 31, 2022:	$5,496	$-	$237,019	$1,631,107

Investment Income:
Reinvested Dividends	103	-	4,423	29,447
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18	-	1,227	9,523

Net Investment Income (Loss)	85	-	3,196	19,924

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	401	-	6,788	-
Realized Gain (Loss) on Investments	(78)	-	(15,903)	13,975

Net Realized Capital Gains (Losses) on Investments	323	-	(9,115)	13,975
Net Change in Unrealized Appreciation (Depreciation)	323	-	48,437	147,808

Net Gain (Loss) on Investment	646	-	39,322	161,783

Net Increase (Decrease) in Net Assets Resulting from Operations	731	-	42,518	181,707

Increase (Decrease) in Net Assets from Contract Transactions	32	-	11,793	(258,868)

Total Increase (Decrease) in Net Assets	763	-	54,311	(77,161)

Net Assets as of December 31, 2023:	$6,259	$-	$291,330	$1,553,946

Investment Income:
Reinvested Dividends	161	-	6,534	35,815
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19	-	1,401	9,588

Net Investment Income (Loss)	142	-	5,133	26,227

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	77	-	3,854	49,319
Realized Gain (Loss) on Investments	52	-	3,157	4,415

Net Realized Capital Gains (Losses) on Investments	129	-	7,011	53,734
Net Change in Unrealized Appreciation (Depreciation)	288	-	26,191	(100,280)

Net Gain (Loss) on Investment	417	-	33,202	(46,546)

Net Increase (Decrease) in Net Assets Resulting from Operations	559	-	38,335	(20,319)

Increase (Decrease) in Net Assets from Contract Transactions	(121)	-	2,023	(87,022)

Total Increase (Decrease) in Net Assets	438	-	40,358	(107,341)

Net Assets as of December 31, 2024:	$6,697	$-	$331,688	$1,446,605

See Accompanying Notes. (1) See Footnote 1	22

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA Janus Balanced Initial Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Conservative Initial Class Subaccount	TA JPMorgan Asset Allocation - Growth Initial Class Subaccount

Net Assets as of December 31, 2022:	$235,075	$11,704,693	$527,244	$24,957,722

Investment Income:
Reinvested Dividends	3,586	-	12,885	461,044
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,593	86,502	2,503	121,544

Net Investment Income (Loss)	1,993	(86,502)	10,382	339,500

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,402	2,219,843	-	375,767
Realized Gain (Loss) on Investments	(4,807)	(81,384)	(10,867)	(1,028,051)

Net Realized Capital Gains (Losses) on Investments	2,595	2,138,459	(10,867)	(652,284)
Net Change in Unrealized Appreciation (Depreciation)	30,540	(158,584)	47,776	5,135,354

Net Gain (Loss) on Investment	33,135	1,979,875	36,909	4,483,070

Net Increase (Decrease) in Net Assets Resulting from Operations	35,128	1,893,373	47,291	4,822,570

Increase (Decrease) in Net Assets from Contract Transactions	15,236	(24,854)	142,007	(974,405)

Total Increase (Decrease) in Net Assets	50,364	1,868,519	189,298	3,848,165

Net Assets as of December 31, 2023:	$285,439	$13,573,212	$716,542	$28,805,887

Investment Income:
Reinvested Dividends	6,084	18,467	15,641	418,425
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,691	97,400	3,631	135,777

Net Investment Income (Loss)	4,393	(78,933)	12,010	282,648

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,223	825,815	-	583,529
Realized Gain (Loss) on Investments	1,100	(153,022)	(9,342)	(162,315)

Net Realized Capital Gains (Losses) on Investments	8,323	672,793	(9,342)	421,214
Net Change in Unrealized Appreciation (Depreciation)	28,227	1,198,128	35,980	3,810,191

Net Gain (Loss) on Investment	36,550	1,870,921	26,638	4,231,405

Net Increase (Decrease) in Net Assets Resulting from Operations	40,943	1,791,988	38,648	4,514,053

Increase (Decrease) in Net Assets from Contract Transactions	(14,958)	(807,146)	(3,013)	(963,124)

Total Increase (Decrease) in Net Assets	25,985	984,842	35,635	3,550,929

Net Assets as of December 31, 2024:	$311,424	$14,558,054	$752,177	$32,356,816

See Accompanying Notes. (1) See Footnote 1	23

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	TA JPMorgan Asset Allocation - Moderate Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan International Moderate Growth Initial Class Subaccount

Net Assets as of December 31, 2022:	$5,139,141	$22,363,306	$439,771	$1,247,974

Investment Income:
Reinvested Dividends	106,290	456,521	4,899	19,085
Investment Expense:
Mortality and Expense Risk and Administrative Charges	22,624	96,352	2,914	5,337

Net Investment Income (Loss)	83,666	360,169	1,985	13,748

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	38,384	1,010,300	28,185	-
Realized Gain (Loss) on Investments	(123,617)	(655,378)	(916)	(54,617)

Net Realized Capital Gains (Losses) on Investments	(85,233)	354,922	27,269	(54,617)
Net Change in Unrealized Appreciation (Depreciation)	428,247	1,858,582	99,891	143,238

Net Gain (Loss) on Investment	343,014	2,213,504	127,160	88,621

Net Increase (Decrease) in Net Assets Resulting from Operations	426,680	2,573,673	129,145	102,369

Increase (Decrease) in Net Assets from Contract Transactions	(261,739)	(721,071)	16,405	(119,240)

Total Increase (Decrease) in Net Assets	164,941	1,852,602	145,550	(16,871)

Net Assets as of December 31, 2023:	$5,304,082	$24,215,908	$585,321	$1,231,103

Investment Income:
Reinvested Dividends	87,083	312,298	5,119	28,473
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,085	101,677	3,840	4,866

Net Investment Income (Loss)	62,998	210,621	1,279	23,607

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	25,231	-
Realized Gain (Loss) on Investments	(47,363)	(241,449)	10,835	(33,776)

Net Realized Capital Gains (Losses) on Investments	(47,363)	(241,449)	36,066	(33,776)
Net Change in Unrealized Appreciation (Depreciation)	381,238	2,582,392	110,368	31,611

Net Gain (Loss) on Investment	333,875	2,340,943	146,434	(2,165)

Net Increase (Decrease) in Net Assets Resulting from Operations	396,873	2,551,564	147,713	21,442

Increase (Decrease) in Net Assets from Contract Transactions	(186,135)	(882,848)	220,663	(98,532)

Total Increase (Decrease) in Net Assets	210,738	1,668,716	368,376	(77,090)

Net Assets as of December 31, 2024:	$5,514,820	$25,884,624	$953,697	$1,154,013

See Accompanying Notes. (1) See Footnote 1	24

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	TA JPMorgan Tactical Allocation Initial Class Subaccount		TA Morgan Stanley Capital Growth Initial Class Subaccount		TA Morgan Stanley Global Allocation Initial Class Subaccount		TA Multi-Managed Balanced Initial Class Subaccount

Net Assets as of December 31, 2022:		$1,118,059		$3,056,086		$156,733		$1,273,909

Investment Income:
Reinvested Dividends		22,392		-		-		21,752
Investment Expense:
Mortality and Expense Risk and Administrative Charges		7,122		26,376		1,443		8,779

Net Investment Income (Loss)		15,270		(26,376)		(1,443)		12,973

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		-		13,338		45,972
Realized Gain (Loss) on Investments		(58,432)		(1,167,928)		(26,145)		524

Net Realized Capital Gains (Losses) on Investments		(58,432)		(1,167,928)		(12,807)		46,496
Net Change in Unrealized Appreciation (Depreciation)		123,005		2,603,926		33,780		166,327

Net Gain (Loss) on Investment		64,573		1,435,998		20,973		212,823

Net Increase (Decrease) in Net Assets Resulting from Operations		79,843		1,409,622		19,530		225,796

Increase (Decrease) in Net Assets from Contract Transactions		(169,097)		51,663		(3,877)		(30,677)

Total Increase (Decrease) in Net Assets		(89,254)		1,461,285		15,653		195,119

Net Assets as of December 31, 2023:		$1,028,805		$4,517,371		$172,386		$1,469,028

Investment Income:
Reinvested Dividends		29,478		-		20,175		30,029
Investment Expense:
Mortality and Expense Risk and Administrative Charges		7,250		31,279		1,454		10,099

Net Investment Income (Loss)		22,228		(31,279)		18,721		19,930

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		-		-		-		65,450
Realized Gain (Loss) on Investments		(1,045)		(1,293,041)		(10,841)		14,955

Net Realized Capital Gains (Losses) on Investments		(1,045)		(1,293,041)		(10,841)		80,405
Net Change in Unrealized Appreciation (Depreciation)		17,754		3,071,271		2,868		101,658

Net Gain (Loss) on Investment		16,709		1,778,230		(7,973)		182,063

Net Increase (Decrease) in Net Assets Resulting from Operations		38,937		1,746,951		10,748		201,993

Increase (Decrease) in Net Assets from Contract Transactions		(20,715)		(506,167)		(2,719)		(104,803)

Total Increase (Decrease) in Net Assets		18,222		1,240,784		8,029		97,190

Net Assets as of December 31, 2024:		$1,047,027		$5,758,155		$180,415		$1,566,218

See Accompanying Notes. (1) See Footnote 1	25

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	$		$		$		$
	TA Small/Mid Cap Value Initial Class Subaccount		TA T. Rowe Price Small Cap Initial Class Subaccount		TA TSW Mid Cap Value Opportunities Initial Class Subaccount		TA WMC US Growth Initial Class Subaccount

Net Assets as of December 31, 2022:		$5,841,002		$1,840,918		$411,289		$22,650,321

Investment Income:
Reinvested Dividends		63,162		-		5,962		11,224
Investment Expense:
Mortality and Expense Risk and Administrative Charges		34,179		13,125		2,897		188,831

Net Investment Income (Loss)		28,983		(13,125)		3,065		(177,607)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		580,959		89,059		36,578		790,447
Realized Gain (Loss) on Investments		(16,732)		(152,549)		(33,021)		221,833

Net Realized Capital Gains (Losses) on Investments		564,227		(63,490)		3,557		1,012,280
Net Change in Unrealized Appreciation (Depreciation)		61,564		445,845		28,466		8,462,546

Net Gain (Loss) on Investment		625,791		382,355		32,023		9,474,826

Net Increase (Decrease) in Net Assets Resulting from Operations		654,774		369,230		35,088		9,297,219

Increase (Decrease) in Net Assets from Contract Transactions		(163,122)		51,673		(76,113)		(284,468)

Total Increase (Decrease) in Net Assets		491,652		420,903		(41,025)		9,012,751

Net Assets as of December 31, 2023:		$6,332,654		$2,261,821		$370,264		$31,663,072

Investment Income:
Reinvested Dividends		57,066		-		5,456		4,063
Investment Expense:
Mortality and Expense Risk and Administrative Charges		33,571		15,088		2,804		249,424

Net Investment Income (Loss)		23,495		(15,088)		2,652		(245,361)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions		190,970		97,509		60,819		3,308,658
Realized Gain (Loss) on Investments		(116,595)		94,226		(6,849)		598,068

Net Realized Capital Gains (Losses) on Investments		74,375		191,735		53,970		3,906,726
Net Change in Unrealized Appreciation (Depreciation)		400,574		123,632		(28,864)		5,139,968

Net Gain (Loss) on Investment		474,949		315,367		25,106		9,046,694

Net Increase (Decrease) in Net Assets Resulting from Operations		498,444		300,279		27,758		8,801,333

Increase (Decrease) in Net Assets from Contract Transactions		(905,389)		(45,525)		(19,899)		(706,478)

Total Increase (Decrease) in Net Assets		(406,945)		254,754		7,859		8,094,855

Net Assets as of December 31, 2024:		$5,925,709		$2,516,575		$378,123		$39,757,927

See Accompanying Notes. (1) See Footnote 1	26

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

1. Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of Aegon Ltd., a holding company organized under the laws of the Bermuda.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Hedged Allocation Class B Shares	AB Balanced Hedged Allocation Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund Access VP High Yield	ProFund Access VP High Yield
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Bull	ProFund VP Bull
ProFund VP Communication Services	ProFund VP Communication Services
ProFund VP Consumer Discretionary	ProFund VP Consumer Discretionary
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Energy	ProFund VP Energy
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Materials	ProFund VP Materials
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities

27

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Bond Initial Class	Transamerica Aegon Bond VP Initial Class
TA Aegon Core Bond Initial Class	Transamerica Aegon Core Bond VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Initial Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class
TA BlackRock iShares Tactical - Balanced Initial Class	Transamerica BlackRock iShares Tactical - Balanced VP Initial Class
TA BlackRock iShares Tactical - Conservative Initial Class	Transamerica BlackRock iShares Tactical - Conservative VP Initial Class
TA BlackRock iShares Tactical - Growth Initial Class	Transamerica BlackRock iShares Tactical - Growth VP Initial Class
TA BlackRock Real Estate Securities Initial Class	Transamerica BlackRock Real Estate Securities VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Initial Class
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Initial Class
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Initial Class
TA International Focus Initial Class	Transamerica International Focus VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Asset Allocation - Conservative Initial Class Transamerica	JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan International Moderate Growth Initial Class Transamerica	JPMorgan International Moderate Growth VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TSW Mid Cap Value Opportunities Initial Class	Transamerica TSW Mid Cap Value Opportunities VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2024:

Subaccount	Formerly
TA BlackRock iShares Tactical - Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class
TA BlackRock iShares Tactical - Conservative Initial Class	TA PIMCO Tactical - Conservative Initial Class
TA BlackRock iShares Tactical - Growth Initial Class	TA PIMCO Tactical - Growth Initial Class
TA TSW Mid Cap Value Opportunities Initial Class	TA JPMorgan Mid Cap Value Initial Class

28

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2024.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

29

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Subaccount	Purchases	Sales
AB Balanced Hedged Allocation Class B Shares	$6,340	$4,323
American Funds - Growth Class 2 Shares	293	-
American Funds - Growth-Income Class 2 Shares	764	615
American Funds - International Class 2 Shares	825	560
Fidelity® VIP Contrafund® Service Class 2	202,322	50,645
Fidelity® VIP Equity-Income Service Class 2	64,053	86,375
Fidelity® VIP Growth Opportunities Service Class 2	57,513	36,881
Fidelity® VIP Index 500 Service Class 2	1,893,668	1,031,215
Franklin Allocation Class 4 Shares	23,534	17,302
ProFund Access VP High Yield	22,510	24,100
ProFund VP Asia 30	1,166,358	1,135,873
ProFund VP Bull	102,136	10,564
ProFund VP Communication Services	5,196	52,717
ProFund VP Consumer Discretionary	37,822	45,844
ProFund VP Emerging Markets	201,390	232,485
ProFund VP Energy	1,729,947	1,829,682
ProFund VP Europe 30	18,187	38,832
ProFund VP Falling U.S. Dollar	48,120	33,086
ProFund VP Financials	383,059	448,555
ProFund VP Government Money Market	293,255	276,614
ProFund VP International	125,102	135,676
ProFund VP Japan	137,724	126,745
ProFund VP Materials	214,013	219,848
ProFund VP Mid-Cap	257,553	314,000
ProFund VP NASDAQ-100	1,844,078	1,434,040
ProFund VP Pharmaceuticals	59,271	100,460
ProFund VP Precious Metals	2,044,783	2,092,036
ProFund VP Short Emerging Markets	540,951	549,749
ProFund VP Short International	184	85
ProFund VP Short NASDAQ-100	5,015,006	5,133,141
ProFund VP Short Small-Cap	3,392,819	3,734,920
ProFund VP Small-Cap	213,304	281,037
ProFund VP Small-Cap Value	168,384	215,583
ProFund VP U.S. Government Plus	116,981	177,336
ProFund VP UltraNASDAQ-100	5,685,071	5,887,334
ProFund VP UltraSmall-Cap	4,102,298	4,061,140
ProFund VP Utilities	533,285	478,821

30

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Bond Initial Class	$580,737	$443,671
TA Aegon Core Bond Initial Class	67,691	49,962
TA Aegon High Yield Bond Initial Class	103,809	48,881
TA Aegon Sustainable Equity Income Initial Class	361,367	301,875
TA Aegon U.S. Government Securities Initial Class	12,168	5,929
TA BlackRock Government Money Market Initial Class	484,702	159,735
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	5,902	5,238
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	24,218	7,832
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	153,386	130,414
TA BlackRock iShares Edge 40 Initial Class	11,781	4,854
TA BlackRock iShares Tactical - Balanced Initial Class	59,710	36,954
TA BlackRock iShares Tactical - Conservative Initial Class	32,849	38,060
TA BlackRock iShares Tactical - Growth Initial Class	69,550	175,313
TA BlackRock Real Estate Securities Initial Class	65,509	88,731
TA BlackRock Tactical Allocation Initial Class	132,532	99,016
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	1,018	916
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	43,966	32,955
TA International Focus Initial Class	156,476	167,953
TA Janus Balanced Initial Class	56,939	60,267
TA Janus Mid-Cap Growth Initial Class	1,713,882	1,774,144
TA JPMorgan Asset Allocation - Conservative Initial Class	77,577	68,581
TA JPMorgan Asset Allocation - Growth Initial Class	2,608,307	2,705,150
TA JPMorgan Asset Allocation - Moderate Initial Class	272,615	395,756
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	1,284,686	1,956,467
TA JPMorgan Enhanced Index Initial Class	326,344	79,144
TA JPMorgan International Moderate Growth Initial Class	159,536	234,464
TA JPMorgan Tactical Allocation Initial Class	224,951	223,437
TA Morgan Stanley Capital Growth Initial Class	315,114	852,560
TA Morgan Stanley Global Allocation Initial Class	32,063	16,060
TA Multi-Managed Balanced Initial Class	173,262	192,684
TA Small/Mid Cap Value Initial Class	1,000,077	1,691,002
TA T. Rowe Price Small Cap Initial Class	1,050,847	1,013,950
TA TSW Mid Cap Value Opportunities Initial Class	66,275	22,704
TA WMC US Growth Initial Class	4,465,763	2,108,925

31

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	128	(150)	(22)	10,877	(10,908)	(31)
American Funds - Growth Class 2 Shares	5	(1)	4	7	-	7
American Funds - Growth-Income Class 2 Shares	20	(20)	-	21	(28)	(7)
American Funds - International Class 2 Shares	53	(37)	16	52	(40)	12
Fidelity® VIP Contrafund® Service Class 2	413	(724)	(311)	1,628	(1,593)	35
Fidelity® VIP Equity-Income Service Class 2	465	(2,209)	(1,744)	2,480	(2,792)	(312)
Fidelity® VIP Growth Opportunities Service Class 2	975	(519)	456	2,053	(698)	1,355
Fidelity® VIP Index 500 Service Class 2	30,171	(17,565)	12,606	39,328	(35,141)	4,187
Franklin Allocation Class 4 Shares	782	(594)	188	371	(219)	152
ProFund Access VP High Yield	888	(1,139)	(251)	765	(641)	124
ProFund VP Asia 30	116,159	(112,369)	3,790	22,331	(25,223)	(2,892)
ProFund VP Bull	2,152	(202)	1,950	230	(294)	(64)
ProFund VP Communication Services	252	(2,359)	(2,107)	442	(52)	390
ProFund VP Consumer Discretionary	382	(992)	(610)	1,213	(1,326)	(113)
ProFund VP Emerging Markets	22,771	(26,961)	(4,190)	26,234	(45,791)	(19,557)
ProFund VP Energy	145,084	(152,633)	(7,549)	159,022	(180,559)	(21,537)
ProFund VP Europe 30	1,321	(2,521)	(1,200)	23,342	(23,517)	(175)
ProFund VP Falling U.S. Dollar	9,076	(6,253)	2,823	38,358	(37,057)	1,301
ProFund VP Financials	14,260	(18,648)	(4,388)	19,984	(21,292)	(1,308)
ProFund VP Government Money Market	26,533	(26,255)	278	17,754	(16,560)	1,194
ProFund VP International	11,350	(12,182)	(832)	10,258	(26,535)	(16,277)
ProFund VP Japan	5,898	(5,867)	31	12,721	(23,110)	(10,389)
ProFund VP Materials	11,729	(11,674)	55	12,134	(8,154)	3,980
ProFund VP Mid-Cap	8,600	(10,372)	(1,772)	5,697	(5,112)	585
ProFund VP NASDAQ-100	14,232	(15,023)	(791)	29,281	(24,215)	5,066
ProFund VP Pharmaceuticals	1,595	(3,719)	(2,124)	2,115	(2,193)	(78)
ProFund VP Precious Metals	397,818	(412,153)	(14,335)	401,368	(400,815)	553
ProFund VP Short Emerging Markets	310,699	(311,539)	(840)	246,887	(264,495)	(17,608)

32

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short International	38	(44)	(6)	1,129	(763)	366
ProFund VP Short NASDAQ-100	15,525,174	(15,973,977)	(448,803)	10,773,343	(10,590,987)	182,356
ProFund VP Short Small-Cap	4,574,086	(5,040,988)	(466,902)	3,611,382	(3,196,507)	414,875
ProFund VP Small-Cap	7,634	(10,785)	(3,151)	4,358	(521)	3,837
ProFund VP Small-Cap Value	5,809	(7,752)	(1,943)	4,141	(1,722)	2,419
ProFund VP U.S. Government Plus	9,688	(15,322)	(5,634)	6,854	(367)	6,487
ProFund VP UltraNASDAQ-100	27,169	(27,677)	(508)	38,731	(41,650)	(2,919)
ProFund VP UltraSmall-Cap	154,785	(155,077)	(292)	151,880	(151,955)	(75)
ProFund VP Utilities	24,721	(21,887)	2,834	979	(4,829)	(3,850)
TA Aegon Bond Initial Class	33,144	(26,548)	6,596	33,348	(43,384)	(10,036)
TA Aegon Core Bond Initial Class	2,166	(2,786)	(620)	2,173	(4,240)	(2,067)
TA Aegon High Yield Bond Initial Class	2,146	(1,689)	457	1,980	(2,924)	(944)

TA Aegon Sustainable Equity Income Initial Class	10,375	(8,969)	1,406	8,695	(13,101)	(4,406)
TA Aegon U.S. Government Securities Initial Class	530	(356)	174	6,976	(185)	6,791
TA BlackRock Government Money Market Initial Class	36,339	(13,238)	23,101	28,705	(7,767)	20,938
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	308	(332)	(24)	364	(325)	39
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	1,522	(478)	1,044	282	(1,174)	(892)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	8,650	(8,286)	364	11,583	(17,976)	(6,393)
TA BlackRock iShares Edge 40 Initial Class	463	(227)	236	413	(174)	239
TA BlackRock iShares Tactical - Balanced Initial Class	2,939	(2,300)	639	3,022	(2,297)	725
TA BlackRock iShares Tactical - Conservative Initial Class	1,799	(2,456)	(657)	3,840	(6,075)	(2,235)
TA BlackRock iShares Tactical - Growth Initial Class	3,296	(10,052)	(6,756)	2,700	(6,784)	(4,084)
TA BlackRock Real Estate Securities Initial Class	2,020	(3,669)	(1,649)	2,882	(1,843)	1,039
TA BlackRock Tactical Allocation Initial Class	4,503	(4,895)	(392)	8,052	(7,424)	628
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	40	(46)	(6)	68	(66)	2
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	1,432	(1,291)	141	7,350	(7,023)	327
TA International Focus Initial Class	4,201	(9,035)	(4,834)	8,657	(23,855)	(15,198)

33

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Balanced Initial Class	1,599	(2,221)	(622)	1,896	(1,273)	623
TA Janus Mid-Cap Growth Initial Class	16,000	(30,990)	(14,990)	22,384	(23,584)	(1,200)
TA JPMorgan Asset Allocation - Conservative Initial Class	2,977	(3,025)	(48)	9,148	(1,567)	7,581
TA JPMorgan Asset Allocation - Growth Initial Class	43,177	(68,583)	(25,406)	92,592	(122,940)	(30,348)
TA JPMorgan Asset Allocation - Moderate Initial Class	7,697	(14,973)	(7,276)	17,213	(28,440)	(11,227)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	33,718	(63,120)	(29,402)	75,749	(101,242)	(25,493)
TA JPMorgan Enhanced Index Initial Class	4,658	(1,263)	3,395	3,714	(3,237)	477
TA JPMorgan International Moderate Growth Initial Class	8,282	(14,405)	(6,123)	17,508	(25,883)	(8,375)
TA JPMorgan Tactical Allocation Initial Class	11,892	(13,019)	(1,127)	12,270	(23,125)	(10,855)
TA Morgan Stanley Capital Growth Initial Class	4,977	(13,733)	(8,756)	10,542	(8,738)	1,804
TA Morgan Stanley Global Allocation Initial Class	667	(846)	(179)	2,557	(3,000)	(443)
TA Multi-Managed Balanced Initial Class	1,844	(4,237)	(2,393)	1,604	(2,451)	(847)

TA Small/Mid Cap Value Initial Class	11,641	(25,965)	(14,324)	14,844	(18,418)	(3,574)
TA T. Rowe Price Small Cap Initial Class	14,658	(14,988)	(330)	14,208	(13,546)	662
TA TSW Mid Cap Value Opportunities Initial Class	-	(415)	(415)	-	(1,782)	(1,782)
TA WMC US Growth Initial Class	16,565	(26,987)	(10,422)	24,642	(29,469)	(4,827)

34

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Hedged Allocation Class B Shares	$3,556	$(4,131)	$(575)	$239,735	$(238,220)	$1,515
American Funds - Growth Class 2 Shares	208	1	209	217	1	218
American Funds - Growth-Income Class 2 Shares	629	(614)	15	527	(713)	(186)
American Funds - International Class 2 Shares	787	(559)	228	688	(524)	164
Fidelity® VIP Contrafund® Service Class 2	26,345	(44,018)	(17,673)	69,674	(75,691)	(6,017)
Fidelity® VIP Equity-Income Service Class 2	18,022	(83,330)	(65,308)	80,479	(92,558)	(12,079)
Fidelity® VIP Growth Opportunities Service Class 2	59,766	(32,537)	27,229	80,176	(29,769)	50,407
Fidelity® VIP Index 500 Service Class 2	1,842,257	(1,009,842)	832,415	1,833,237	(1,604,183)	229,054
Franklin Allocation Class 4 Shares	22,118	(17,009)	5,109	9,952	(5,883)	4,069
ProFund Access VP High Yield	18,980	(23,731)	(4,751)	14,473	(12,788)	1,685
ProFund VP Asia 30	1,162,333	(1,133,947)	28,386	211,219	(236,807)	(25,588)
ProFund VP Bull	92,788	(9,244)	83,544	7,524	(9,128)	(1,604)
ProFund VP Communication Services	5,269	(52,204)	(46,935)	6,570	(813)	5,757
ProFund VP Consumer Discretionary	17,281	(44,745)	(27,464)	49,521	(52,697)	(3,176)
ProFund VP Emerging Markets	198,670	(232,302)	(33,632)	203,516	(352,915)	(149,399)
ProFund VP Energy	1,700,410	(1,827,644)	(127,234)	1,765,483	(2,011,285)	(245,802)
ProFund VP Europe 30	17,865	(38,696)	(20,831)	270,440	(276,084)	(5,644)
ProFund VP Falling U.S. Dollar	47,954	(33,064)	14,890	199,300	(190,230)	9,070
ProFund VP Financials	361,929	(447,693)	(85,764)	327,887	(351,504)	(23,617)
ProFund VP Government Money Market	284,049	(275,536)	8,513	179,112	(166,685)	12,427
ProFund VP International	124,561	(135,548)	(10,987)	106,392	(259,900)	(153,508)
ProFund VP Japan	133,616	(126,462)	7,154	220,687	(376,024)	(155,337)
ProFund VP Materials	213,255	(219,155)	(5,900)	209,589	(131,494)	78,095
ProFund VP Mid-Cap	254,615	(313,700)	(59,085)	152,853	(125,935)	26,918
ProFund VP NASDAQ-100	1,364,983	(1,420,533)	(55,550)	2,109,046	(1,727,953)	381,093
ProFund VP Pharmaceuticals	41,956	(99,020)	(57,064)	53,315	(53,425)	(110)
ProFund VP Precious Metals	2,039,293	(2,091,156)	(51,863)	1,823,000	(1,806,235)	16,765
ProFund VP Short Emerging Markets	540,779	(549,664)	(8,885)	501,766	(537,418)	(35,652)

35

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Short International	$85	$(57)	$28	$1,717	$(1,161)	$556
ProFund VP Short NASDAQ-100	5,002,415	(5,132,414)	(129,999)	4,282,200	(4,202,975)	79,225
ProFund VP Short Small-Cap	3,384,489	(3,734,448)	(349,959)	2,980,181	(2,641,802)	338,379
ProFund VP Small-Cap	211,283	(280,271)	(68,988)	106,544	(11,595)	94,949
ProFund VP Small-Cap Value	167,546	(215,191)	(47,645)	113,127	(45,974)	67,153
ProFund VP U.S. Government Plus	115,012	(177,127)	(62,115)	84,725	(4,221)	80,504
ProFund VP UltraNASDAQ-100	5,679,929	(5,878,522)	(198,593)	5,147,055	(5,440,672)	(293,617)
ProFund VP UltraSmall-Cap	4,101,005	(4,059,973)	41,032	3,037,621	(3,107,855)	(70,234)
ProFund VP Utilities	529,989	(477,915)	52,074	21,541	(105,199)	(83,658)
TA Aegon Bond Initial Class	558,059	(441,010)	117,049	526,925	(680,832)	(153,907)
TA Aegon Core Bond Initial Class	35,889	(46,745)	(10,856)	34,545	(65,819)	(31,274)
TA Aegon High Yield Bond Initial Class	59,346	(44,702)	14,644	48,998	(72,456)	(23,458)
TA Aegon Sustainable Equity Income Initial Class	334,365	(294,397)	39,968	241,796	(368,794)	(126,998)
TA Aegon U.S. Government Securities Initial Class	7,383	(5,017)	2,366	91,580	(2,523)	89,057
TA BlackRock Government Money Market Initial Class	423,593	(154,343)	269,250	306,521	(85,675)	220,846
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	4,529	(4,712)	(183)	4,854	(4,297)	557
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	22,368	(7,148)	15,220	3,805	(16,916)	(13,111)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	136,923	(125,900)	11,023	153,726	(227,572)	(73,846)
TA BlackRock iShares Edge 40 Initial Class	9,613	(4,696)	4,917	7,947	(3,441)	4,506
TA BlackRock iShares Tactical - Balanced Initial Class	50,779	(35,978)	14,801	44,893	(35,476)	9,417
TA BlackRock iShares Tactical - Conservative Initial Class	26,871	(36,925)	(10,054)	54,035	(85,567)	(31,532)
TA BlackRock iShares Tactical - Growth Initial Class	61,332	(173,884)	(112,552)	43,037	(108,234)	(65,197)
TA BlackRock Real Estate Securities Initial Class	48,242	(85,987)	(37,745)	63,159	(41,536)	21,623
TA BlackRock Tactical Allocation Initial Class	91,081	(96,080)	(4,999)	139,469	(123,990)	15,479
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class	781	(902)	(121)	1,155	(1,123)	32

36

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Goldman Sachs Managed Risk - Conservative ETF Initial Class	$-	$-	$-	$-	$-	$-
TA Goldman Sachs Managed Risk - Growth ETF Initial Class	33,830	(31,807)	2,023	139,313	(127,520)	11,793
TA International Focus Initial Class	76,114	(163,136)	(87,022)	142,618	(401,486)	(258,868)
TA Janus Balanced Initial Class	43,853	(58,811)	(14,958)	44,165	(28,929)	15,236
TA Janus Mid-Cap Growth Initial Class	902,527	(1,709,673)	(807,146)	1,056,304	(1,081,158)	(24,854)
TA JPMorgan Asset Allocation - Conservative Initial Class	62,804	(65,817)	(3,013)	172,588	(30,581)	142,007
TA JPMorgan Asset Allocation - Growth Initial Class	1,671,895	(2,635,019)	(963,124)	2,961,194	(3,935,599)	(974,405)
TA JPMorgan Asset Allocation - Moderate Initial Class	194,561	(380,696)	(186,135)	403,172	(664,911)	(261,739)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	1,021,340	(1,904,188)	(882,848)	2,038,927	(2,759,998)	(721,071)
TA JPMorgan Enhanced Index Initial Class	297,417	(76,754)	220,663	179,709	(163,304)	16,405
TA JPMorgan International Moderate Growth Initial Class	133,143	(231,675)	(98,532)	263,314	(382,554)	(119,240)
TA JPMorgan Tactical Allocation Initial Class	198,745	(219,460)	(20,715)	191,851	(360,948)	(169,097)
TA Morgan Stanley Capital Growth Initial Class	325,125	(831,292)	(506,167)	525,530	(473,867)	51,663
TA Morgan Stanley Global Allocation Initial Class	12,074	(14,793)	(2,719)	40,900	(44,777)	(3,877)
TA Multi-Managed Balanced Initial Class	81,260	(186,063)	(104,803)	59,692	(90,369)	(30,677)
TA Small/Mid Cap Value Initial Class	765,556	(1,670,945)	(905,389)	869,583	(1,032,705)	(163,122)
TA T. Rowe Price Small Cap Initial Class	959,232	(1,004,757)	(45,525)	777,120	(725,447)	51,673
TA TSW Mid Cap Value Opportunities Initial Class	-	(19,899)	(19,899)	-	(76,113)	(76,113)
TA WMC US Growth Initial Class	1,233,486	(1,939,964)	(706,478)	1,295,285	(1,579,753)	(284,468)

37

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Hedged Allocation Class B Shares
12/31/2024	2,582	$28.99	to	$24.83	$74,800	1.78%	0.00%	to	1.50%	8.25%	to	6.96%
12/31/2023	2,604	26.77	to	23.21	69,652	0.83	0.30	to	1.50	12.32	to	11.00
12/31/2022	2,635	23.83	to	20.91	62,755	3.09	0.30	to	1.50	(19.41)	to	(20.36)
12/31/2021	2,848	29.57	to	26.26	81,292	0.26	0.30	to	1.50	13.03	to	11.69
12/31/2020	2,824	26.16	to	23.51	71,504	2.26	0.30	to	1.50	8.93	to	7.64
American Funds - Growth Class 2 Shares
12/31/2024	74	50.82	to	50.82	3,781	0.34	0.00	to	0.00	31.63	to	31.63
12/31/2023	70	38.61	to	38.61	2,689	0.38	0.00	to	0.00	38.48	to	38.48
12/31/2022	63	27.88	to	27.88	1,756	0.34	0.00	to	0.00	(29.94)	to	(29.94)
12/31/2021	56	39.79	to	39.79	2,230	0.23	0.00	to	0.00	21.99	to	21.99
12/31/2020	50	32.62	to	32.62	1,634	0.32	0.00	to	0.00	52.08	to	52.08
American Funds - Growth-Income Class 2 Shares
12/31/2024	72	34.40	to	34.40	2,493	1.11	0.00	to	0.00	24.23	to	24.23
12/31/2023	72	27.69	to	27.69	1,981	1.34	0.00	to	0.00	26.14	to	26.14
12/31/2022	79	21.96	to	21.96	1,734	1.42	0.00	to	0.00	(16.49)	to	(16.49)
12/31/2021	61	26.29	to	26.29	1,616	0.97	0.00	to	0.00	24.10	to	24.10
12/31/2020	184	21.19	to	21.19	3,893	1.48	0.00	to	0.00	13.55	to	13.55
American Funds - International Class 2 Shares
12/31/2024	211	14.40	to	14.40	3,044	1.21	0.00	to	0.00	3.16	to	3.16
12/31/2023	195	13.96	to	13.96	2,721	1.35	0.00	to	0.00	15.84	to	15.84
12/31/2022	183	12.05	to	12.05	2,202	1.95	0.00	to	0.00	(20.79)	to	(20.79)
12/31/2021	134	15.22	to	15.22	2,040	2.27	0.00	to	0.00	(1.50)	to	(1.50)
12/31/2020	131	15.45	to	15.45	2,031	0.73	0.00	to	0.00	13.97	to	13.97
Fidelity® VIP Contrafund® Service Class 2
12/31/2024	22,195	72.21	to	68.74	1,551,263	0.03	0.30	to	0.90	33.05	to	32.25
12/31/2023	22,506	54.27	to	51.98	1,187,475	0.26	0.30	to	0.90	32.72	to	31.93
12/31/2022	22,471	40.89	to	39.40	897,301	0.27	0.30	to	0.90	(26.71)	to	(27.14)
12/31/2021	22,911	55.79	to	54.07	1,253,720	0.03	0.30	to	0.90	27.13	to	26.37
12/31/2020	22,734	43.89	to	42.79	982,869	0.08	0.30	to	0.90	29.84	to	29.07
Fidelity® VIP Equity-Income Service Class 2
12/31/2024	15,370	42.31	to	40.28	630,060	1.60	0.30	to	0.90	14.71	to	14.03
12/31/2023	17,114	36.88	to	35.32	614,115	1.73	0.30	to	0.90	10.05	to	9.40
12/31/2022	17,426	33.51	to	32.29	570,685	1.75	0.30	to	0.90	(5.53)	to	(6.09)
12/31/2021	16,906	35.48	to	34.38	588,563	1.68	0.30	to	0.90	24.23	to	23.49
12/31/2020	16,655	28.56	to	27.84	468,705	1.57	0.30	to	0.90	6.12	to	5.49
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2024	15,238	71.08	to	67.66	1,049,781	-	0.30	to	0.90	38.14	to	37.32
12/31/2023	14,782	51.45	to	49.28	740,274	-	0.30	to	0.90	44.87	to	44.01
12/31/2022	13,427	35.52	to	34.22	466,297	-	0.30	to	0.90	(38.50)	to	(38.87)
12/31/2021	13,205	57.75	to	55.97	748,249	-	0.30	to	0.90	11.34	to	10.67
12/31/2020	14,248	51.87	to	50.57	728,844	-	0.30	to	0.90	67.73	to	66.73
Fidelity® VIP Index 500 Service Class 2
12/31/2024	100,706	68.36	to	64.76	6,541,121	1.11	0.00	to	1.50	24.59	to	22.74
12/31/2023	88,100	54.87	to	52.77	4,615,476	1.29	0.00	to	1.50	25.88	to	24.03
12/31/2022	83,913	43.59	to	42.55	3,482,330	1.25	0.00	to	1.50	(18.42)	to	(19.62)
12/31/2021	76,420	53.43	to	52.93	3,911,275	1.05	0.00	to	1.50	28.26	to	26.36
12/31/2020	71,670	41.66	to	41.89	2,879,053	1.45	0.00	to	1.50	17.95	to	16.20

38

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Franklin Allocation Class 4 Shares
12/31/2024	2,369	$31.60	to	$27.07	$74,367	1.95%	0.00%	to	1.50%	8.56%	to	7.27%
12/31/2023	2,181	29.09	to	25.23	63,069	1.31	0.30	to	1.50	14.28	to	12.93
12/31/2022	2,029	25.46	to	22.34	51,363	1.49	0.30	to	1.50	(16.44)	to	(17.43)
12/31/2021	1,879	30.47	to	27.06	56,797	1.56	0.30	to	1.50	11.20	to	9.89
12/31/2020	1,693	27.40	to	24.62	46,048	1.32	0.30	to	1.50	11.42	to	10.10
ProFund Access VP High Yield
12/31/2024	2,444	22.73	to	20.43	54,945	5.86	0.00	to	1.50	5.99	to	4.73
12/31/2023	2,695	21.44	to	19.51	56,006	5.25	0.30	to	1.50	10.10	to	8.80
12/31/2022	2,571	19.47	to	17.93	49,659	2.98	0.30	to	1.50	(8.24)	to	(9.32)
12/31/2021	3,320	21.22	to	19.78	69,378	2.42	0.30	to	1.50	(0.03)	to	(1.21)
12/31/2020	3,317	21.23	to	20.02	69,038	5.86	0.30	to	1.50	(0.36)	to	(1.54)
ProFund VP Asia 30
12/31/2024	49,288	10.33	to	17.94	545,974	0.97	0.00	to	1.50	11.22	to	9.90
12/31/2023	45,498	9.28	to	16.32	460,348	0.10	0.30	to	1.50	4.00	to	2.78
12/31/2022	48,390	8.92	to	15.88	469,301	0.49	0.30	to	1.50	(24.65)	to	(25.54)
12/31/2021	41,119	11.84	to	21.33	535,532	-	0.30	to	1.50	(18.76)	to	(19.73)
12/31/2020	39,262	14.58	to	26.57	615,260	1.02	0.30	to	1.50	35.14	to	33.55
ProFund VP Bull
12/31/2024	5,859	43.55	to	49.83	251,575	0.68	0.00	to	1.50	22.13	to	20.68
12/31/2023	3,909	35.64	to	41.29	136,544	-	0.30	to	1.50	23.37	to	21.92
12/31/2022	3,973	28.89	to	33.87	112,648	-	0.30	to	1.50	(19.98)	to	(20.92)
12/31/2021	3,868	36.10	to	42.83	136,367	-	0.30	to	1.50	25.96	to	24.47
12/31/2020	3,498	28.66	to	34.41	99,048	0.11	0.30	to	1.50	15.69	to	14.32
ProFund VP Communication Services
12/31/2024	3,102	23.47	to	27.50	73,663	-	0.00	to	1.50	32.24	to	30.67
12/31/2023	5,209	17.75	to	21.04	94,062	0.95	0.30	to	1.50	31.42	to	29.88
12/31/2022	4,819	13.50	to	16.20	66,522	2.06	0.30	to	1.50	(21.45)	to	(22.38)
12/31/2021	1,241	17.19	to	20.87	24,577	0.84	0.30	to	1.50	18.06	to	16.66
12/31/2020	2,742	14.56	to	17.89	44,900	0.95	0.30	to	1.50	2.84	to	1.63
ProFund VP Consumer Discretionary
12/31/2024	4,522	54.05	to	66.93	256,287	-	0.00	to	1.50	24.06	to	22.59
12/31/2023	5,132	43.55	to	54.59	234,409	-	0.30	to	1.50	31.66	to	30.11
12/31/2022	5,245	33.08	to	41.96	180,785	-	0.30	to	1.50	(31.74)	to	(32.54)
12/31/2021	5,681	48.45	to	62.20	283,463	-	0.30	to	1.50	9.90	to	8.60
12/31/2020	5,047	44.09	to	57.28	228,599	-	0.30	to	1.50	27.96	to	26.45
ProFund VP Emerging Markets
12/31/2024	4,151	8.92	to	16.59	38,259	4.10	0.00	to	1.50	7.53	to	6.25
12/31/2023	8,341	8.29	to	15.61	70,430	1.35	0.30	to	1.50	14.97	to	13.61
12/31/2022	27,898	7.21	to	13.74	202,105	0.45	0.30	to	1.50	(16.44)	to	(17.43)
12/31/2021	7,046	8.63	to	16.64	69,120	-	0.30	to	1.50	(18.26)	to	(19.23)
12/31/2020	10,723	10.56	to	20.60	123,604	0.65	0.30	to	1.50	26.34	to	24.85
ProFund VP Energy
12/31/2024	32,548	11.89	to	15.98	401,653	1.89	0.00	to	1.50	3.46	to	2.23
12/31/2023	40,097	11.49	to	15.63	495,155	2.38	0.30	to	1.50	(2.79)	to	(3.93)
12/31/2022	61,634	11.82	to	16.27	751,560	1.09	0.30	to	1.50	58.95	to	57.08
12/31/2021	56,714	7.43	to	10.36	435,697	2.11	0.30	to	1.50	51.48	to	49.69
12/31/2020	106,248	4.91	to	6.92	528,768	2.47	0.30	to	1.50	(34.66)	to	(35.43)
ProFund VP Europe 30
12/31/2024	406	13.22	to	19.00	6,122	0.83	0.00	to	1.50	4.04	to	2.80
12/31/2023	1,606	12.70	to	18.48	25,621	0.80	0.30	to	1.50	17.12	to	15.74
12/31/2022	1,781	10.84	to	15.97	23,818	1.66	0.30	to	1.50	(8.04)	to	(9.12)
12/31/2021	1,522	11.79	to	17.57	22,509	0.34	0.30	to	1.50	24.16	to	22.69
12/31/2020	467	9.50	to	14.32	4,793	2.84	0.30	to	1.50	(9.50)	to	(10.57)

39

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Falling U.S. Dollar
12/31/2024	4,642	$5.05	to	$4.94	$23,444	1.94%	0.00%	to	1.50%	(5.41	) %	to	(6.53	) %
12/31/2023	1,819	5.34	to	5.28	9,714	-	0.30	to	1.50	2.94		to	1.72
12/31/2022	518	5.19	to	5.19	2,688	-	0.30	to	1.50	(9.03)		to	(10.11)
12/31/2021	3,054	5.70	to	5.78	17,205	-	0.30	to	1.50	(8.31)		to	(9.39)
12/31/2020	24,882	6.22	to	6.37	154,560	0.07	0.30	to	1.50	4.49		to	3.26
ProFund VP Financials
12/31/2024	8,045	24.91	to	36.30	210,587	0.30	0.00	to	1.50	28.06		to	26.54
12/31/2023	12,433	19.45	to	28.68	252,438	0.46	0.30	to	1.50	13.54		to	12.21
12/31/2022	13,741	17.13	to	25.56	245,038	0.09	0.30	to	1.50	(15.39)		to	(16.39)
12/31/2021	14,034	20.24	to	30.58	299,445	0.36	0.30	to	1.50	29.71		to	28.18
12/31/2020	10,381	15.61	to	23.85	172,557	0.64	0.30	to	1.50	(2.06)		to	(3.22)
ProFund VP Government Money Market
12/31/2024	26,299	10.78	to	8.75	278,938	4.18	0.00	to	1.50	3.99		to	2.75
12/31/2023	26,021	10.37	to	8.52	262,299	4.08	0.30	to	1.50	3.84		to	2.61
12/31/2022	24,827	9.98	to	8.30	240,886	0.98	0.30	to	1.50	0.74		to	(0.45)
12/31/2021	20,307	9.91	to	8.34	194,561	0.01	0.30	to	1.50	(0.29)		to	(1.47)
12/31/2020	14,455	9.94	to	8.46	138,566	0.03	0.30	to	1.50	(0.26)		to	(1.44)
ProFund VP International
12/31/2024	1,356	10.55	to	15.73	15,712	2.09	0.00	to	1.50	0.57		to	(0.62)
12/31/2023	2,188	10.49	to	15.83	29,304	-	0.30	to	1.50	15.21		to	13.85
12/31/2022	18,465	9.10	to	13.90	169,237	-	0.30	to	1.50	(16.70)		to	(17.68)
12/31/2021	862	10.93	to	16.89	11,055	-	0.30	to	1.50	8.50		to	7.21
12/31/2020	875	10.07	to	15.75	10,230	0.52	0.30	to	1.50	4.58		to	3.35
ProFund VP Japan
12/31/2024	1,086	22.56	to	31.60	29,536	1.87	0.00	to	1.50	21.85		to	20.40
12/31/2023	1,055	18.50	to	26.25	22,862	-	0.30	to	1.50	34.11		to	32.53
12/31/2022	11,444	13.80	to	19.80	157,696	-	0.30	to	1.50	(10.19)		to	(11.25)
12/31/2021	-	15.36	to	22.32	-	-	0.30	to	1.50	3.58		to	2.36
12/31/2020	-	14.83	to	21.80	-	-	0.30	to	1.50	15.59		to	14.22
ProFund VP Materials
12/31/2024	11,386	17.86	to	29.88	204,475	0.38	0.00	to	1.50	(1.84)		to	(3.01)
12/31/2023	11,331	18.19	to	30.81	206,264	0.49	0.30	to	1.50	12.04		to	10.72
12/31/2022	7,351	16.23	to	27.82	119,026	0.22	0.30	to	1.50	(9.41)		to	(10.48)
12/31/2021	11,583	17.92	to	31.08	202,990	0.23	0.30	to	1.50	25.25		to	23.77
12/31/2020	10,220	14.31	to	25.11	144,019	0.67	0.30	to	1.50	16.14		to	14.76
ProFund VP Mid-Cap
12/31/2024	4,007	30.77	to	41.08	123,082	1.91	0.00	to	1.50	10.80		to	9.48
12/31/2023	5,779	27.77	to	37.52	165,498	-	0.30	to	1.50	13.49		to	12.15
12/31/2022	5,194	24.47	to	33.46	126,966	-	0.30	to	1.50	(15.17)		to	(16.17)
12/31/2021	7,398	28.84	to	39.91	212,634	-	0.30	to	1.50	21.84		to	20.40
12/31/2020	6,014	23.67	to	33.15	141,693	1.01	0.30	to	1.50	10.43		to	9.12
ProFund VP NASDAQ-100
12/31/2024	43,390	104.45	to	108.27	4,522,025	0.39	0.00	to	1.50	23.06		to	21.60
12/31/2023	44,181	84.85	to	89.04	3,748,643	-	0.30	to	1.50	51.72		to	49.94
12/31/2022	39,115	55.92	to	59.38	2,143,134	-	0.30	to	1.50	(34.11)		to	(34.89)
12/31/2021	39,250	84.87	to	91.20	3,285,239	-	0.30	to	1.50	24.43		to	22.96
12/31/2020	32,122	68.21	to	74.17	2,164,944	-	0.30	to	1.50	45.13		to	43.42
ProFund VP Pharmaceuticals
12/31/2024	5,618	25.99	to	27.35	148,090	-	0.00	to	1.50	3.10		to	1.87
12/31/2023	7,742	25.21	to	26.84	200,395	0.52	0.30	to	1.50	(5.77)		to	(6.89)
12/31/2022	7,820	26.75	to	28.83	214,655	0.08	0.30	to	1.50	(6.41)		to	(7.51)
12/31/2021	9,826	28.58	to	31.17	287,919	0.28	0.30	to	1.50	10.87		to	9.56
12/31/2020	9,909	25.78	to	28.45	264,414	0.11	0.30	to	1.50	12.18		to	10.85

40

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Precious Metals
12/31/2024	21,176	$4.86	to	$10.51	$108,180	3.57%	0.00%	to	1.50%	6.26%	to	4.99%
12/31/2023	35,511	4.57	to	10.01	169,598	-	0.30	to	1.50	1.18	to	(0.02)
12/31/2022	34,958	4.52	to	10.01	165,804	-	0.30	to	1.50	(11.29)	to	(12.33)
12/31/2021	33,152	5.10	to	11.42	188,220	-	0.30	to	1.50	(9.21)	to	(10.28)
12/31/2020	51,916	5.61	to	12.72	336,906	0.28	0.30	to	1.50	23.73	to	22.27
ProFund VP Short Emerging Markets
12/31/2024	609	1.91	to	0.98	1,163	1.14	0.00	to	1.50	(4.93)	to	(6.06)
12/31/2023	1,449	2.01	to	1.04	2,901	0.32	0.30	to	1.50	(12.04)	to	(13.08)
12/31/2022	19,057	2.28	to	1.20	43,434	-	0.30	to	1.50	6.37	to	5.12
12/31/2021	30,179	2.15	to	1.14	64,682	-	0.30	to	1.50	9.63	to	8.33
12/31/2020	320	1.96	to	1.06	623	0.12	0.30	to	1.50	(31.96)	to	(32.77)
ProFund VP Short International
12/31/2024	1,660	2.39	to	1.39	2,779	3.75	0.00	to	1.50	3.19	to	1.96
12/31/2023	1,666	2.31	to	1.37	2,685	1.71	0.30	to	1.50	(10.56)	to	(11.62)
12/31/2022	1,300	2.58	to	1.55	2,462	-	0.30	to	1.50	12.12	to	10.80
12/31/2021	368	2.30	to	1.40	848	-	0.30	to	1.50	(13.66)	to	(14.68)
12/31/2020	331	2.67	to	1.64	883	0.58	0.30	to	1.50	(17.19)	to	(18.17)
ProFund VP Short NASDAQ-100
12/31/2024	25,274	0.30	to	0.21	7,250	6.47	0.00	to	1.50	(16.46)	to	(17.45)
12/31/2023	474,077	0.36	to	0.25	167,208	-	0.30	to	1.50	(32.60)	to	(33.40)
12/31/2022	291,721	0.54	to	0.38	156,478	-	0.30	to	1.50	34.66	to	33.08
12/31/2021	516,277	0.40	to	0.28	206,076	-	0.30	to	1.50	(25.35)	to	(26.24)
12/31/2020	4,416	0.54	to	0.38	2,324	0.46	0.30	to	1.50	(42.95)	to	(43.62)
ProFund VP Short Small-Cap
12/31/2024	275	0.72	to	0.49	192	6.30	0.00	to	1.50	(6.79)	to	(7.90)
12/31/2023	467,177	0.78	to	0.53	358,140	0.24	0.30	to	1.50	(11.14)	to	(12.19)
12/31/2022	52,302	0.87	to	0.60	45,628	-	0.30	to	1.50	17.46	to	16.07
12/31/2021	52,683	0.74	to	0.52	38,228	-	0.30	to	1.50	(19.29)	to	(20.25)
12/31/2020	49,635	0.92	to	0.65	44,827	0.89	0.30	to	1.50	(32.17)	to	(32.97)
ProFund VP Small-Cap
12/31/2024	6,536	27.29	to	33.34	182,092	1.20	0.00	to	1.50	9.13	to	7.83
12/31/2023	9,687	25.00	to	30.92	241,545	-	0.30	to	1.50	14.57	to	13.21
12/31/2022	5,850	21.82	to	27.31	127,640	-	0.30	to	1.50	(22.08)	to	(23.00)
12/31/2021	5,737	28.00	to	35.47	160,222	-	0.30	to	1.50	12.54	to	11.21
12/31/2020	9,775	24.88	to	31.89	243,356	0.05	0.30	to	1.50	16.71	to	15.33
ProFund VP Small-Cap Value
12/31/2024	4,897	29.48	to	35.66	145,150	0.27	0.00	to	1.50	5.56	to	4.30
12/31/2023	6,840	27.92	to	34.19	191,956	0.02	0.30	to	1.50	12.60	to	11.27
12/31/2022	4,421	24.80	to	30.73	113,324	-	0.30	to	1.50	(12.67)	to	(13.71)
12/31/2021	9,114	28.40	to	35.61	257,915	0.09	0.30	to	1.50	28.17	to	26.66
12/31/2020	7,529	22.16	to	28.11	167,669	0.02	0.30	to	1.50	0.76	to	(0.43)
ProFund VP U.S. Government Plus
12/31/2024	4,213	10.79	to	8.55	45,032	3.40	0.00	to	1.50	(13.09)	to	(14.12)
12/31/2023	9,847	12.41	to	9.95	120,876	4.26	0.30	to	1.50	(0.26)	to	(1.43)
12/31/2022	3,360	12.44	to	10.10	40,485	-	0.30	to	1.50	(41.87)	to	(42.56)
12/31/2021	3,498	21.40	to	17.58	72,262	-	0.30	to	1.50	(7.36)	to	(8.46)
12/31/2020	6,948	23.10	to	19.21	156,830	0.04	0.30	to	1.50	20.33	to	18.91
ProFund VP UltraNASDAQ-100
12/31/2024	12,016	246.92	to	216.29	2,916,493	0.34	0.00	to	1.50	40.99	to	39.31
12/31/2023	12,524	175.08	to	155.26	2,159,632	-	0.30	to	1.50	114.82	to	112.29
12/31/2022	15,443	81.50	to	73.13	1,235,118	-	0.30	to	1.50	(61.05)	to	(61.51)
12/31/2021	11,636	209.22	to	190.00	2,369,588	-	0.30	to	1.50	52.05	to	50.26
12/31/2020	9,608	137.60	to	126.45	1,290,464	-	0.30	to	1.50	85.74	to	83.55

41

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP UltraSmall-Cap
12/31/2024	15,775	$28.59	to	$57.58	$452,148	0.46%	0.00%	to	1.50%	10.36%	to	9.05%
12/31/2023	16,067	25.90	to	52.80	426,630	-	0.30	to	1.50	22.06	to	20.62
12/31/2022	16,142	21.22	to	43.77	354,639	-	0.30	to	1.50	(43.85)	to	(44.52)
12/31/2021	16,264	37.79	to	78.90	624,968	-	0.30	to	1.50	22.94	to	21.48
12/31/2020	13,303	30.74	to	64.95	407,864	0.16	0.30	to	1.50	16.04	to	14.67
ProFund VP Utilities
12/31/2024	9,122	25.52	to	30.18	234,494	1.60	0.00	to	1.50	20.91	to	19.47
12/31/2023	6,288	21.10	to	25.26	137,498	1.26	0.30	to	1.50	(8.86)	to	(9.94)
12/31/2022	10,138	23.16	to	28.05	240,238	0.92	0.30	to	1.50	(0.55)	to	(1.72)
12/31/2021	9,565	23.28	to	28.54	228,566	1.70	0.30	to	1.50	15.06	to	13.70
12/31/2020	6,806	20.24	to	25.10	142,249	1.62	0.30	to	1.50	(2.69)	to	(3.84)
TA Aegon Bond Initial Class
12/31/2024	32,787	17.72	to	13.79	521,407	5.11	0.00	to	1.50	2.14	to	0.62
12/31/2023	26,191	17.35	to	13.71	401,173	0.80	0.00	to	1.50	6.45	to	4.88
12/31/2022	36,227	16.30	to	13.07	527,216	2.72	0.00	to	1.50	(14.84)	to	(16.10)
12/31/2021	40,166	19.14	to	15.58	698,815	1.32	0.00	to	1.50	(0.87)	to	(2.34)
12/31/2020	32,420	19.31	to	15.95	567,278	5.58	0.00	to	1.50	7.68	to	6.09
TA Aegon Core Bond Initial Class
12/31/2024	36,306	17.96	to	13.29	587,188	5.54	0.00	to	1.50	1.38	to	(0.12)
12/31/2023	36,926	17.71	to	13.30	594,210	2.79	0.00	to	1.50	6.04	to	4.47
12/31/2022	38,993	16.71	to	12.73	596,967	2.82	0.00	to	1.50	(12.77)	to	(14.05)
12/31/2021	44,250	19.15	to	14.82	785,560	2.87	0.00	to	1.50	(1.03)	to	(2.49)
12/31/2020	39,987	19.35	to	15.20	720,949	3.83	0.00	to	1.50	7.46	to	5.88
TA Aegon High Yield Bond Initial Class
12/31/2024	34,704	28.16	to	27.68	972,574	5.01	0.00	to	1.50	7.11	to	5.84
12/31/2023	34,247	26.28	to	26.15	898,570	4.57	0.30	to	1.50	10.78	to	9.47
12/31/2022	35,191	23.72	to	23.89	836,863	5.82	0.30	to	1.50	(11.39)	to	(12.43)
12/31/2021	36,958	26.77	to	27.28	998,147	5.25	0.30	to	1.50	6.03	to	4.78
12/31/2020	37,746	25.25	to	26.04	966,562	6.23	0.30	to	1.50	4.73	to	3.49
TA Aegon Sustainable Equity Income Initial Class
12/31/2024	45,358	36.59	to	30.02	1,517,950	2.07	0.00	to	1.50	16.93	to	15.19
12/31/2023	43,952	31.29	to	26.06	1,266,615	2.40	0.00	to	1.50	6.28	to	4.71
12/31/2022	48,358	29.44	to	24.89	1,329,167	2.08	0.00	to	1.50	(11.63)	to	(12.93)
12/31/2021	49,161	33.32	to	28.58	1,547,393	2.05	0.00	to	1.50	22.42	to	20.61
12/31/2020	46,994	27.22	to	23.70	1,223,218	3.04	0.00	to	1.50	(7.35)	to	(8.72)
TA Aegon U.S. Government Securities Initial Class
12/31/2024	9,419	14.48	to	11.15	129,420	3.69	0.00	to	1.50	0.03	to	(1.16)
12/31/2023	9,245	14.47	to	11.28	127,543	1.16	0.30	to	1.50	3.69	to	2.47
12/31/2022	2,454	13.96	to	11.01	31,569	1.05	0.30	to	1.50	(13.29)	to	(14.31)
12/31/2021	2,728	16.10	to	12.85	40,090	1.94	0.30	to	1.50	(2.68)	to	(3.83)
12/31/2020	6,503	16.54	to	13.36	103,628	1.84	0.30	to	1.50	8.65	to	7.37
TA BlackRock Government Money Market Initial Class
12/31/2024	121,009	12.61	to	9.18	1,409,814	4.91	0.00	to	1.50	5.04	to	3.48
12/31/2023	97,908	12.01	to	8.87	1,084,863	4.77	0.00	to	1.50	4.86	to	3.31
12/31/2022	76,970	11.45	to	8.59	828,294	1.35	0.00	to	1.50	1.40	to	(0.09)
12/31/2021	84,534	11.29	to	8.59	901,588	-	0.00	to	1.50	0.00	to	(1.47)
12/31/2020	114,006	11.29	to	8.72	1,248,680	0.21	0.00	to	1.50	0.29	to	(1.19)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2024	4,008	16.04	to	13.38	57,056	2.52	0.00	to	1.50	6.71	to	5.12
12/31/2023	4,032	15.03	to	12.73	54,225	1.76	0.00	to	1.50	10.21	to	8.58
12/31/2022	3,993	13.64	to	11.72	49,178	1.63	0.00	to	1.50	(15.06)	to	(16.32)
12/31/2021	3,737	16.06	to	14.01	54,649	1.43	0.00	to	1.50	5.98	to	4.41
12/31/2020	3,859	15.15	to	13.42	53,956	2.08	0.00	to	1.50	6.99	to	5.41

42

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2024	5,976	$16.87	to	$14.07	$91,908	2.13%	0.00%	to	1.50%	9.44%	to	7.82%
12/31/2023	4,932	15.41	to	13.05	69,647	1.80	0.00	to	1.50	13.55	to	11.88
12/31/2022	5,824	13.57	to	11.67	73,539	1.63	0.00	to	1.50	(16.86)	to	(18.09)
12/31/2021	5,601	16.33	to	14.24	85,752	1.15	0.00	to	1.50	8.52	to	6.92
12/31/2020	5,251	15.05	to	13.32	74,383	2.10	0.00	to	1.50	3.59	to	2.06
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2024	67,388	17.15	to	14.31	1,069,554	1.82	0.00	to	1.50	12.79	to	11.11
12/31/2023	67,024	15.20	to	12.88	944,480	1.69	0.00	to	1.50	17.94	to	16.20
12/31/2022	73,417	12.89	to	11.08	876,584	1.44	0.00	to	1.50	(18.16)	to	(19.36)
12/31/2021	94,002	15.75	to	13.74	1,379,378	0.82	0.00	to	1.50	7.94	to	6.34
12/31/2020	93,760	14.59	to	12.92	1,281,606	2.14	0.00	to	1.50	(1.85)	to	(3.30)
TA BlackRock iShares Edge 40 Initial Class
12/31/2024	2,552	21.67	to	20.27	54,964	2.75	0.00	to	1.50	6.39	to	5.12
12/31/2023	2,316	20.36	to	19.28	47,043	2.35	0.30	to	1.50	9.12	to	7.84
12/31/2022	2,077	18.66	to	17.88	38,746	1.88	0.30	to	1.50	(14.50)	to	(15.51)
12/31/2021	2,146	21.82	to	21.16	46,724	1.81	0.30	to	1.50	5.77	to	4.52
12/31/2020	1,761	20.63	to	20.24	38,545	2.41	0.30	to	1.50	9.32	to	8.03
TA BlackRock iShares Tactical - Balanced Initial Class
12/31/2024	15,887	18.57	to	15.26	278,116	3.65	0.00	to	1.50	8.90	to	7.28
12/31/2023	15,248	17.05	to	14.23	244,499	1.34	0.00	to	1.50	10.99	to	9.35
12/31/2022	14,523	15.36	to	13.01	212,316	0.84	0.00	to	1.50	(19.42)	to	(20.61)
12/31/2021	16,228	19.07	to	16.39	295,139	-	0.00	to	1.50	6.62	to	5.04
12/31/2020	14,054	17.88	to	15.60	240,028	3.45	0.00	to	1.50	9.18	to	7.57
TA BlackRock iShares Tactical - Conservative Initial Class
12/31/2024	11,217	16.88	to	13.88	167,447	3.85	0.00	to	1.50	6.42	to	4.84
12/31/2023	11,874	15.86	to	13.24	168,509	1.48	0.00	to	1.50	7.57	to	5.98
12/31/2022	14,109	14.75	to	12.49	189,501	1.37	0.00	to	1.50	(17.12)	to	(18.34)
12/31/2021	14,090	17.79	to	15.29	230,688	1.23	0.00	to	1.50	4.43	to	2.89
12/31/2020	15,568	17.04	to	14.86	245,141	1.68	0.00	to	1.50	10.22	to	8.59
TA BlackRock iShares Tactical - Growth Initial Class
12/31/2024	12,745	20.53	to	16.87	240,067	3.60	0.00	to	1.50	11.95	to	10.29
12/31/2023	19,501	18.33	to	15.30	329,284	1.10	0.00	to	1.50	14.25	to	12.57
12/31/2022	23,585	16.05	to	13.59	352,188	-	0.00	to	1.50	(17.80)	to	(19.01)
12/31/2021	24,501	19.52	to	16.78	447,365	-	0.00	to	1.50	9.51	to	7.89
12/31/2020	24,646	17.83	to	15.55	411,646	4.18	0.00	to	1.50	9.26	to	7.65
TA BlackRock Real Estate Securities Initial Class
12/31/2024	37,475	24.49	to	22.41	898,982	2.14	0.00	to	1.50	0.95	to	(0.25)
12/31/2023	39,124	24.25	to	22.47	930,835	6.01	0.30	to	1.50	12.99	to	11.66
12/31/2022	38,085	21.46	to	20.12	804,850	3.44	0.30	to	1.50	(28.40)	to	(29.25)
12/31/2021	38,969	29.98	to	28.44	1,195,453	2.50	0.30	to	1.50	25.85	to	24.36
12/31/2020	41,843	23.82	to	22.87	1,028,543	12.25	0.30	to	1.50	(0.61)	to	(1.79)
TA BlackRock Tactical Allocation Initial Class
12/31/2024	46,978	21.24	to	18.47	972,084	4.68	0.00	to	1.50	12.42	to	11.08
12/31/2023	47,370	18.88	to	16.63	872,224	6.57	0.30	to	1.50	14.97	to	13.61
12/31/2022	46,742	16.43	to	14.64	746,363	7.94	0.30	to	1.50	(16.31)	to	(17.30)
12/31/2021	49,897	19.63	to	17.70	950,929	5.19	0.30	to	1.50	7.58	to	6.31
12/31/2020	52,021	18.24	to	16.65	922,932	3.54	0.30	to	1.50	13.06	to	11.73
TA Goldman Sachs Managed Risk - Balanced ETF Initial Class
12/31/2024	334	20.91	to	21.87	6,697	2.47	0.00	to	1.50	9.39	to	7.77
12/31/2023	340	19.12	to	20.29	6,259	1.74	0.00	to	1.50	13.41	to	11.74
12/31/2022	338	16.85	to	18.16	5,496	1.06	0.00	to	1.50	(14.07)	to	(15.34)
12/31/2021	1,391	19.62	to	21.45	26,141	1.22	0.00	to	1.50	9.65	to	8.03
12/31/2020	1,747	17.89	to	19.86	30,645	1.65	0.00	to	1.50	4.48	to	2.94

43

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Goldman Sachs Managed Risk - Conservative ETF Initial Class
12/31/2024	-	$14.74	to	$14.74	$-	-%	0.00%	to	0.00%	7.01%	to	7.01%
12/31/2023	-	13.78	to	13.78	-	-	0.00	to	0.00	10.91	to	10.91
12/31/2022	-	12.42	to	12.42	-	-	0.00	to	0.00	(11.66)	to	(11.66)
12/31/2021	-	14.06	to	14.06	-	-	0.00	to	0.00	3.00	to	3.00
12/31/2020	-	13.65	to	13.65	-	-	0.00	to	0.00	5.23	to	5.23
TA Goldman Sachs Managed Risk - Growth ETF Initial Class
12/31/2024	13,941	24.80	to	28.84	331,688	2.04	0.00	to	1.50	13.52	to	11.83
12/31/2023	13,800	21.85	to	25.78	291,330	1.70	0.00	to	1.50	18.08	to	16.34
12/31/2022	13,473	18.50	to	22.16	237,019	1.64	0.00	to	1.50	(14.32)	to	(15.58)
12/31/2021	14,995	21.59	to	26.25	309,758	1.17	0.00	to	1.50	14.25	to	12.56
12/31/2020	10,549	18.90	to	23.32	195,830	2.35	0.00	to	1.50	4.52	to	2.98
TA International Focus Initial Class
12/31/2024	85,621	17.24	to	23.94	1,446,605	2.31	0.00	to	1.50	(1.35)	to	(2.52)
12/31/2023	90,455	17.47	to	24.56	1,553,946	1.90	0.30	to	1.50	12.20	to	10.88
12/31/2022	105,653	15.57	to	22.15	1,631,107	3.03	0.30	to	1.50	(20.28)	to	(21.22)
12/31/2021	100,399	19.54	to	28.12	1,996,669	1.22	0.30	to	1.50	10.49	to	9.18
12/31/2020	104,543	17.68	to	25.76	1,895,786	2.25	0.30	to	1.50	20.54	to	19.11
TA Janus Balanced Initial Class
12/31/2024	11,313	28.35	to	24.31	311,424	2.00	0.00	to	1.50	14.81	to	13.44
12/31/2023	11,935	24.68	to	21.43	285,439	1.40	0.30	to	1.50	14.89	to	13.54
12/31/2022	11,312	21.48	to	18.88	235,075	0.99	0.30	to	1.50	(16.75)	to	(17.74)
12/31/2021	13,512	25.81	to	22.95	339,266	1.40	0.30	to	1.50	15.36	to	14.00
12/31/2020	12,209	22.37	to	20.13	263,918	1.49	0.30	to	1.50	14.25	to	12.90
TA Janus Mid-Cap Growth Initial Class
12/31/2024	256,206	58.64	to	58.95	14,558,054	0.13	0.00	to	1.50	14.04	to	12.69
12/31/2023	271,196	51.40	to	52.31	13,573,212	-	0.30	to	1.50	16.69	to	15.32
12/31/2022	272,396	44.05	to	45.36	11,704,693	-	0.30	to	1.50	(16.96)	to	(17.94)
12/31/2021	281,355	53.04	to	55.28	14,535,478	0.28	0.30	to	1.50	16.95	to	15.57
12/31/2020	302,279	45.36	to	47.84	13,376,468	0.23	0.30	to	1.50	18.85	to	17.44
TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2024	34,711	22.02	to	19.55	752,177	2.07	0.00	to	1.50	5.40	to	4.15
12/31/2023	34,759	20.89	to	18.78	716,542	2.24	0.30	to	1.50	6.73	to	5.47
12/31/2022	27,178	19.57	to	17.80	527,244	5.52	0.30	to	1.50	(15.61)	to	(16.60)
12/31/2021	30,496	23.19	to	21.35	703,712	2.40	0.30	to	1.50	5.58	to	4.34
12/31/2020	29,911	21.96	to	20.46	657,539	2.56	0.30	to	1.50	11.14	to	9.82
TA JPMorgan Asset Allocation - Growth Initial Class
12/31/2024	792,632	41.17	to	38.68	32,356,816	1.34	0.00	to	1.50	16.02	to	14.64
12/31/2023	818,038	35.48	to	33.74	28,805,887	1.73	0.30	to	1.50	19.98	to	18.57
12/31/2022	848,386	29.57	to	28.46	24,957,722	6.05	0.30	to	1.50	(22.80)	to	(23.71)
12/31/2021	850,053	38.30	to	37.30	32,496,140	1.68	0.30	to	1.50	19.28	to	17.87
12/31/2020	875,511	32.11	to	31.65	28,215,417	1.69	0.30	to	1.50	24.37	to	22.90
TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2024	209,821	26.63	to	23.40	5,514,820	1.59	0.00	to	1.50	7.70	to	6.42
12/31/2023	217,097	24.72	to	21.99	5,304,082	2.08	0.30	to	1.50	8.78	to	7.50
12/31/2022	228,324	22.73	to	20.46	5,139,141	5.37	0.30	to	1.50	(16.33)	to	(17.31)
12/31/2021	243,598	27.16	to	24.74	6,592,498	1.88	0.30	to	1.50	8.85	to	7.57
12/31/2020	248,621	24.95	to	23.00	6,226,996	2.23	0.30	to	1.50	12.27	to	10.94
TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2024	814,413	32.05	to	28.85	25,884,624	1.22	0.00	to	1.50	10.71	to	9.40
12/31/2023	843,815	28.94	to	26.38	24,215,908	1.99	0.30	to	1.50	11.88	to	10.56
12/31/2022	869,308	25.86	to	23.86	22,363,306	5.33	0.30	to	1.50	(17.60)	to	(18.57)
12/31/2021	903,350	31.39	to	29.30	28,301,401	2.16	0.30	to	1.50	13.61	to	12.26
12/31/2020	937,254	27.63	to	26.10	26,044,754	2.06	0.30	to	1.50	14.72	to	13.37

44

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Enhanced Index Initial Class
12/31/2024	14,085	$67.78	to	$68.02	$953,697	0.69%	0.00%	to	1.50%	23.86%	to	22.39%
12/31/2023	10,690	54.70	to	55.58	585,321	0.90	0.30	to	1.50	27.28	to	25.78
12/31/2022	10,213	42.98	to	44.19	439,771	0.63	0.30	to	1.50	(18.59)	to	(19.56)
12/31/2021	11,402	52.79	to	54.93	604,376	0.79	0.30	to	1.50	29.73	to	28.20
12/31/2020	11,659	40.70	to	42.85	477,251	1.44	0.30	to	1.50	19.81	to	18.39
TA JPMorgan International Moderate Growth Initial Class
12/31/2024	71,225	16.05	to	20.24	1,154,013	2.36	0.00	to	1.50	1.73	to	0.52
12/31/2023	77,348	15.78	to	20.14	1,231,103	1.58	0.30	to	1.50	8.84	to	7.56
12/31/2022	85,723	14.50	to	18.72	1,247,974	5.13	0.30	to	1.50	(17.53)	to	(18.50)
12/31/2021	88,259	17.58	to	22.97	1,536,111	1.53	0.30	to	1.50	8.92	to	7.64
12/31/2020	88,976	16.14	to	21.34	1,423,926	2.74	0.30	to	1.50	14.56	to	13.20
TA JPMorgan Tactical Allocation Initial Class
12/31/2024	61,917	17.48	to	15.96	1,047,027	2.79	0.00	to	1.50	3.95	to	2.72
12/31/2023	63,044	16.81	to	15.54	1,028,805	2.15	0.30	to	1.50	8.58	to	7.30
12/31/2022	73,899	15.49	to	14.49	1,118,059	1.85	0.30	to	1.50	(15.06)	to	(16.06)
12/31/2021	74,483	18.23	to	17.26	1,332,209	1.79	0.30	to	1.50	4.59	to	3.36
12/31/2020	67,257	17.43	to	16.70	1,155,718	2.40	0.30	to	1.50	12.03	to	10.70
TA Morgan Stanley Capital Growth Initial Class
12/31/2024	71,283	82.84	to	82.47	5,758,155	-	0.00	to	1.50	43.81	to	42.10
12/31/2023	80,039	57.58	to	58.03	4,517,371	-	0.30	to	1.50	46.27	to	44.54
12/31/2022	78,235	39.37	to	40.15	3,056,086	-	0.30	to	1.50	(59.96)	to	(60.44)
12/31/2021	81,701	98.33	to	101.48	8,051,745	-	0.30	to	1.50	(0.83)	to	(2.00)
12/31/2020	84,297	99.15	to	103.55	8,439,294	-	0.30	to	1.50	117.22	to	114.66
TA Morgan Stanley Global Allocation Initial Class
12/31/2024	10,111	18.92	to	16.45	180,415	11.39	0.00	to	1.50	6.94	to	5.67
12/31/2023	10,290	17.68	to	15.57	172,386	-	0.30	to	1.50	13.55	to	12.21
12/31/2022	10,733	15.57	to	13.88	156,733	0.77	0.30	to	1.50	(17.76)	to	(18.73)
12/31/2021	10,302	18.94	to	17.07	183,879	1.26	0.30	to	1.50	8.10	to	6.82
12/31/2020	10,397	17.52	to	15.98	171,513	2.06	0.30	to	1.50	18.23	to	16.84
TA Multi-Managed Balanced Initial Class
12/31/2024	34,218	47.22	to	42.21	1,566,218	1.94	0.00	to	1.50	14.59	to	13.23
12/31/2023	36,611	41.19	to	37.27	1,469,028	1.59	0.30	to	1.50	18.37	to	16.98
12/31/2022	37,458	34.80	to	31.86	1,273,909	1.19	0.30	to	1.50	(16.53)	to	(17.52)
12/31/2021	40,813	41.69	to	38.63	1,671,428	1.14	0.30	to	1.50	16.69	to	15.31
12/31/2020	42,455	35.73	to	33.50	1,495,176	1.61	0.30	to	1.50	15.55	to	14.18
TA Small/Mid Cap Value Initial Class
12/31/2024	89,618	68.15	to	54.99	5,925,709	0.93	0.00	to	1.50	8.53	to	7.24
12/31/2023	103,942	62.77	to	51.28	6,332,654	1.05	0.30	to	1.50	12.06	to	10.74
12/31/2022	107,516	56.01	to	46.30	5,841,002	0.60	0.30	to	1.50	(8.58)	to	(9.66)
12/31/2021	108,236	61.27	to	51.26	6,428,119	0.65	0.30	to	1.50	27.74	to	26.23
12/31/2020	112,892	47.97	to	40.61	5,240,148	1.16	0.30	to	1.50	3.73	to	2.50
TA T. Rowe Price Small Cap Initial Class
12/31/2024	37,308	68.80	to	66.85	2,516,575	-	0.00	to	1.50	12.44	to	11.10
12/31/2023	37,638	61.16	to	60.16	2,261,821	-	0.30	to	1.50	20.84	to	19.41
12/31/2022	36,976	50.62	to	50.38	1,840,918	-	0.30	to	1.50	(22.62)	to	(23.53)
12/31/2021	36,882	65.41	to	65.89	2,376,196	-	0.30	to	1.50	11.04	to	9.73
12/31/2020	48,395	58.91	to	60.05	2,816,584	-	0.30	to	1.50	23.19	to	21.74
TA TSW Mid Cap Value Opportunities Initial Class
12/31/2024	7,638	51.41	to	62.22	378,123	1.44	0.00	to	0.90	8.15	to	7.51
12/31/2023	8,053	47.52	to	57.87	370,264	1.51	0.30	to	0.90	10.48	to	9.82
12/31/2022	9,835	43.01	to	52.69	411,289	0.83	0.30	to	0.90	(8.51)	to	(9.05)
12/31/2021	10,083	47.01	to	57.94	462,848	0.77	0.30	to	0.90	28.80	to	28.04
12/31/2020	10,366	36.50	to	45.25	371,042	1.27	0.30	to	0.90	1.05	to	0.45

45

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA WMC US Growth Initial Class
12/31/2024	508,020	$84.25	to	$76.67	$39,757,927	0.01%	0.00%	to	1.50%	28.99%	to	27.08%
12/31/2023	518,442	65.32	to	60.33	31,663,072	0.04	0.00	to	1.50	42.08	to	39.99
12/31/2022	523,269	45.97	to	43.10	22,650,321	-	0.00	to	1.50	(31.35)	to	(32.36)
12/31/2021	535,814	66.96	to	63.72	34,026,763	0.08	0.00	to	1.50	20.67	to	18.88
12/31/2020	560,479	55.49	to	53.60	29,751,275	0.11	0.00	to	1.50	37.30	to	35.27

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

46

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided. A daily charge equal to an annual rate ranging from 0.00% to 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

47

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of Aegon Ltd. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of Aegon Ltd. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

48

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2024

10. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the Chief Operating Decision Maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by TFLIC to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the Summary of Significant Accounting Policies (see note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment requirements as of December 31, 2024 and for the year ended December 31, 2024 and December 31, 2023.

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